PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 25, 2025
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 240.14a-12
AEYE, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AEye, Inc.
4670 Willow Road, Suite 125
Pleasanton, California 94588
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AEye, Inc. (“AEye,” the “Company,” “we,” or “our”), which will be held on [•], 2025, at [•] a.m., Pacific Time, at [•]. At our Annual Meeting you will be asked to vote on three proposals recommended by a majority of our Board of Directors. The proposals to be voted on at our Annual Meeting are listed in the attached “Notice of Annual Meeting of Stockholders.”
Attached to this letter are a Notice of Annual Meeting of Stockholders and proxy statement, which describe the business to be conducted at the Annual Meeting.
Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote via the Internet, telephone, or mail via the WHITE proxy card. Returning the WHITE universal proxy card does not deprive you of your right to attend and vote your shares at the Annual Meeting.
On behalf of the Board of Directors and management, I would like to express our appreciation for your support and continued interest in AEye, Inc.
Very truly yours,
/s/ Matthew Fisch
Matthew Fisch
Chairman and Chief Executive Officer
[•], 2025
YOUR VOTE IS IMPORTANT
We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, on or about [•], 2025, we expect to electronically deliver or mail to all stockholders copies of this Proxy Statement, our Annual Report to Stockholders on Form 10-K for our fiscal year ended December 31, 2024, and form of WHITE universal proxy card, as well as providing access to those proxy materials on a publicly accessible website. This Proxy Statement, form of WHITE universal proxy card, and the other Annual Meeting materials are available on the internet at [•] using the control number located on your WHITE universal proxy card or in the instructions that accompanied your proxy materials. A copy of our 2024 Annual Report and Proxy Statement are also available on the “Investor Relations” section of our principal corporate website at https://www.aeye.ai.
Your vote is especially important at this year’s Annual Meeting. As you may be aware, certain stockholders of the Company (the “Dissident Group”) have nominated two candidates to stand for election to the Board. You may receive proxy solicitation materials from one or more members of the Dissident Group, including proxy statements and proxy cards. A majority of the Board recommends that you disregard the materials received from the Dissident Group. We are not responsible for the accuracy of any information provided by, or relating to, the Dissident Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives have made or may otherwise make.
If you have previously submitted a NON-WHITE proxy card sent to you by, or on behalf of, the Dissident Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or submitting a proxy to vote by Internet or telephone by following the instructions specified on the WHITE universal proxy card. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (TIMOTHY J. DUNN AND SUE E. ZEIFMAN), TO DISREGARD ANY

MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN, OR VOTE ANY NON-WHITE PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP.
We are confident that both of our director candidates have the right mix of professional accomplishments, experience, skills, and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value. A majority of the Board recommends that you vote “FOR” the election of Timothy J. Dunn and Sue E. Zeifman.
Whether or not you plan to attend our Annual Meeting, please ensure that your shares are voted at the Annual Meeting by signing and returning the WHITE universal proxy card or by using our Internet or telephonic voting system. A majority of our Board urges you to protect your investment by voting “FOR” the election of both of our director candidates recommended by a majority of the Board and “FOR” each of the Company’s proposals on the WHITE universal proxy card.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF AEYE, INC.

Date and Time:	[•], 2025, at [•] a.m., Pacific Time.

Place:	[•]

Items of Business:	1.
To elect two (2) Class I directors, each to hold office until our Annual Meeting of Stockholders in 2028 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal;

	2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

	3.	To approve an increase in the number of shares of common stock issuable under our 2021 Equity Incentive Plan; and

	4.	To transact other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

A majority of our Board of Directors recommends that you vote “FOR” the Board’s Class I director nominees, Timothy J. Dunn and Sue E. Zeifman, named in Proposal One, “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm as described in Proposal Two, and “FOR” the approval of an increase in the number of shares of common stock issuable under our 2021 Equity Incentive Plan as described in Proposal Three.

Record Date:
The Board of Directors set [•], 2025 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Voting:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend our Annual Meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the Internet, by telephone, or by completing and returning the WHITE universal proxy card or voting instruction card if you requested paper proxy materials. Voting instructions are printed on your WHITE universal proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the proxy statement.

If you have any questions or need assistance voting or authorizing a proxy, please contact [•] our proxy solicitor at [•].

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The Notice of 2025 Annual Meeting of Stockholders, this Proxy Statement, the accompanying WHITE universal proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2024 are available free of charge at: [•]. You may also obtain these materials at https://investors.aeye.ai/financial-information/sec-filings or the website of the U.S. Securities and Exchange Commission at https://www.sec.gov.
Please complete, sign, date and promptly return the enclosed WHITE universal proxy card in the envelope provided (if you requested a paper copy) or grant a proxy and give voting instructions by Internet, so that you may be represented at the Annual Meeting. Instructions are on your WHITE universal proxy card or on the voting instruction form provided by your brokerage firm, bank, trustee, or other nominee.
By order of the Board of Directors,
/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary
[•], 2025

i

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
GENERAL INFORMATION
THE ANNUAL MEETING
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AEye, Inc. (“AEye,” the “Company,” “we,” “us,” or “our”) will take place on [•], 2025, at [•] a.m., Pacific Time, at [•].
You may vote by telephone, over the Internet or by completing, signing, dating, and returning your WHITE universal proxy card as soon as possible in the enclosed postage prepaid envelope (if you requested a paper copy). If you need assistance with registration, voting, providing a proxy, or have any questions, please contact [•], our proxy solicitor assisting us in connection with the Annual Meeting, at [•].
VOTING RIGHTS
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, you are considered the “stockholder of record” with respect to those shares. The proxy materials will be sent to you by mail directly by us. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote on the Internet or by phone or mail as instructed in the WHITE universal proxy card to ensure your vote is counted.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at our Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. As a beneficial owner of shares, you are also invited to attend our Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at our Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
To the extent that the Dissident Group provides proxy materials to a broker that holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the rules of the various regional and national exchanges of which such broker is a member (the “Broker Rules”), and all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, a broker that is subject to the Broker Rules will not have authority to vote shares held by a beneficial owner without instructions from the beneficial owner on Proposals 1, 2, or 3. Further, the broker non-votes will not be counted for purposes of determining whether a quorum exists at the Annual Meeting. Therefore, if you are beneficial owner, we encourage you to instruct your broker how to vote your shares using the voting instruction form provided by your broker so that your vote can be counted.
However, for brokers that receive proxy materials only from the Company (and not from the Dissident Group), the broker will be entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 2, without instructions from the beneficial owner of those shares, but the broker is not entitled to vote the shares on non-routine items, such as Proposal 1 and Proposal 3. Accordingly, in such a situation, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal 2, even in the absence of your instruction. If your shares are voted on Proposal 2, as directed by your broker, your shares will constitute “broker non-votes” on the non-routine proposals (i.e., Proposals 1 or Proposal 3). In the event your broker receives proxy materials only from the Company (and not from the Dissident Group), the “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting. The voting instruction form provided by the broker holding your shares may also include information about how to submit your voting instructions over the Internet, if such options are available. The WHITE universal proxy card accompanying this Proxy Statement will provide information regarding Internet voting.
Only holders of the Company’s common stock (“common stock”) as recorded in our stock register at the close of business on [•], 2025, may vote at our Annual Meeting. On [•], 2025, there were [•] shares of common stock issued and outstanding. As of the date of this proxy statement, the Company has not issued any shares of its preferred stock. Each share of common stock is entitled to one vote per share on any matter submitted to a vote of our stockholders.
ITEMS OF BUSINESS
There are three matters scheduled for a vote:
•
Proposal 1: To elect two (2) Class I directors, Timothy J. Dunn and Sue E. Zeifman, each to hold office until our Annual Meeting of Stockholders in 2028 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal;

•	Proposal 2: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•	Proposal 3: To approve an increase in the number of shares of common stock issuable under our 2021 Equity Incentive Plan.
Certain stockholders (the “Dissident Group”) have notified the Company of their intent to propose a resolution at the Annual Meeting, recommending and requesting that the Board of Directors take the steps necessary to amend the Certificate of Incorporation to reduce the number of authorized shares of common stock to 125% of the then fully diluted shares of common stock outstanding (the “Proposed Floor Proposal”). As of the date of this notice, we have yet to receive any further indication of the stockholders’ intentions with respect to presentation of any such Proposed Floor Proposal at the Annual Meeting or a solicitation in opposition of the Board of Directors’ proposals. The Proposed Floor Proposal was not submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and accordingly, the Proposed Floor Proposal may be presented at the meeting but is not included in this Proxy Statement. If the Proposed Floor Proposal is properly brought before our Annual Meeting, the proxy holders will have, and intend to exercise, discretionary voting authority under Rule 14a-4(c) under the Exchange Act with respect to shares represented by all proxies received by the Board AGAINST the Proposed Floor Proposal.
Aside from (i) the election of directors, (ii) the ratification of the appointment of our independent registered public accounting firm, (iii) the approval of an increase in the number of shares of common stock issuable under our 2021 Equity Incentive Plan, and (iv) the Proposed Floor Proposal, if properly brought before our Annual Meeting, the Company’s Board of Directors (the “Board of Directors” or the “Board”) knows of no other matters to be presented at our Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
VOTING RECOMMENDATION OF THE BOARD
A majority of the Board recommends that you vote your shares using the WHITE universal proxy card:
•
“For” the election of each of the Board’s two (2) candidates, Timothy J. Dunn and Sue E. Zeifman, to serve as Class I directors, each to hold office until our Annual Meeting of Stockholders in 2028 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal;

•	“For” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
•	“For” the approval of an increase in the number of shares of common stock issuable under our 2021 Equity Incentive Plan.
All shares represented by validly executed WHITE universal proxy cards received prior to the taking of the vote at the Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the WHITE universal proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions. If you need assistance with registration, voting, authorizing a proxy or have any questions, please contact [•], our proxy solicitor assisting us in connection with the Annual Meeting, at [•].
A MAJORITY OF THE BOARD RECOMMENDS YOU VOTE FOR ALL OF OUR BOARD’S CANDIDATES NAMED IN THIS PROXY STATEMENT, TIMOTHY J. DUNN AND SUE E. ZEIFMAN,

ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) sent to you by, or on behalf of, the Dissident Group.
HOW TO VOTE
You may vote “For” or “Withhold” with respect to each nominee to the Board, up to a total of two directors. For Proposal 2 and Proposal 3, you may vote “For,” “Against,” or abstain from voting.
If you are a stockholder of record as of the Record Date, you may vote during our Annual Meeting (i) by attending our Annual Meeting, or (ii) by proxy, (x) over the Internet at [•], (y) by phone by calling [•], or (z) by signing and returning the WHITE universal proxy card. Whichever method you use, giving us your proxy means you authorize us to vote your shares at our Annual Meeting in the manner you direct. If you submit a WHITE universal proxy card but do not specify how to vote, the Company representative named in the proxy will vote your shares in the manner recommended by a majority of the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting, including the Proposed Floor Proposal. If you have any questions or need assistance voting or authorizing a proxy, please contact [•] our proxy solicitor at [•].
Whether or not you plan to attend our Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend our Annual Meeting and vote during our Annual Meeting if you have already voted by proxy.
If you are a beneficial owner and hold shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, trustee, or other nominee to submit your proxy to vote your shares on the enclosed WHITE universal proxy card. As a beneficial owner of shares, you are also invited to attend our Annual Meeting. However, since you are not the stockholder of record you may not vote your shares in person at our Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
Your vote will be especially important this year. As you may be aware, the Dissident Group has nominated two candidates to stand for election to the Board. Under the new rules adopted by the SEC, the WHITE universal proxy card also includes the names of the Dissident Group’s nominees. We ask that you only cast your votes “FOR” each of the Board’s two candidates and “withhold” your votes for each of the Dissident Group’s nominees on the WHITE universal proxy card. If you mark a “FOR” vote with respect to fewer than two nominees under Proposal 1, your shares will only be voted “FOR” those nominees you have marked. If you vote “FOR” more than two nominees, all of your votes on Proposal 1 will be invalid and will not be counted.
The Board does NOT endorse any of the nominees from the Dissident Group, and the presence of the Dissident Group’s nominees on the enclosed WHITE universal proxy card is NOT an approval of or comment on the fitness, character, suitability, or other qualifications of the Dissident Group’s nominees. The Board strongly urges you to NOT sign or return any NON-WHITE proxy card sent to you by, or on behalf of, the Dissident Group. If you have previously submitted a NON-WHITE proxy card sent to you by, or on behalf of, the Dissident Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or voting by Internet by following the instructions specified on the WHITE universal proxy card. Only your latest dated proxy will count. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (TIMOTHY J. DUNN AND SUE E. ZEIFMAN), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN, OR VOTE ANY NON-WHITE PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP. We are not responsible for the accuracy of any information provided by, or relating to, the Dissident Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives have made or may otherwise make.
We are confident that both of our director candidates have the right mix of professional accomplishments, experience, skills, and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, AFTER READING THIS PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, MAIL, OR TELEPHONE AS DESCRIBED ON THE WHITE UNIVERSAL PROXY CARD. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL PROXY” FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING.
You may receive more than one set of proxy materials depending on how you hold your shares. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed WHITE universal proxy card in the enclosed envelope (if you requested a paper copy).
MULTIPLE PROXY CARDS
Because the Dissident Group may send solicitation materials to stockholders, we may deliver multiple proxy materials prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE universal proxy card or voting instruction form with each delivery, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple WHITE universal proxy cards, if you hold shares that are registered in more than one account—please vote the WHITE universal proxy card for every account you own. The latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY A MAJORITY OF THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE UNIVERSAL PROXY CARDS.
The Dissident Group has nominated two nominees for election as directors to the Board in opposition to the election of the Board’s incumbent candidates. You may receive proxy solicitation materials from the Dissident Group, including opposition proxy statements and NON-WHITE proxy cards.
The Board strongly urges you NOT to sign or return any NON-WHITE proxy cards or voting instruction forms that you may receive from the Dissident Group, not even for the purpose of voting to “withhold” with respect to the Dissident Group’s nominees. If you have already voted using the NON-WHITE proxy card provided by the Dissident Group, you have every right to change your vote by completing, signing, dating and returning the enclosed WHITE universal proxy card, by voting over the Internet by following the instructions provided on the enclosed WHITE universal proxy card or voting instruction form. Only the latest proxy you submit will be counted.
Voting to “withhold” with respect to any of the Dissident Group’s nominees on its NON-WHITE proxy card is not the same as voting for the Board’s candidates. If you vote “withhold” on the Dissident Group’s nominees using the NON-WHITE proxy card sent to you by the Dissident Group, your vote will not be counted as a vote for any of the director candidates recommended by a majority of the Board but will result in the revocation of any previous vote you may have cast on the WHITE universal proxy card. If you wish to vote pursuant to the recommendation of the majority of the Board, you should disregard any proxy card that you receive other than the WHITE universal proxy card. A majority of the Board recommends that you vote “FOR” the election of the Board’s two candidates on the WHITE universal proxy card. A majority of the Board urges you NOT to sign or return any NON-WHITE proxy card sent to you by, or on behalf of, the Dissident Group, even as a protest vote.
If the Dissident Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Dissident Group’s nominees will be disregarded and not be counted as votes cast, whether such vote is provided on the Company’s WHITE universal proxy card or the Dissident Group’s NON-WHITE proxy card. Following such withdrawal or abandonment, stockholders can still sign and date a later submitted WHITE universal proxy card, or vote over the Internet by following the instructions provided on the enclosed WHITE universal proxy card.

REVOKING A PROXY
A stockholder of record may revoke any proxy which is not irrevocable by submitting a new proxy bearing a later date, by voting by telephone or over the Internet, or by delivering to the Corporate Secretary of the Company at 4670 Willow Road, Suite 125, Pleasanton, CA 94588, a revocation of the proxy in writing so that it is received by the Company prior to the date of the Annual Meeting. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at our Annual Meeting, by attending the meeting and voting during the meeting.
SOLICITATION
These proxy materials are being provided in connection with the solicitation of proxies by the Company and are first being sent to stockholders on or about [•], 2025. In addition to this delivery, the Company’s employees or directors may solicit proxies personally, electronically, or by telephone. We also have engaged [•], a proxy solicitation firm to assist in the solicitation of proxies. As a result of the potential proxy solicitation by the Dissident Group, we will incur additional costs and expenses in connection with our solicitation of proxies. These additional costs also include fees and expenses of outside counsel in connection with a contested election, costs associated with SEC filings, increased printing and mailing costs related to additional mailings of solicitation materials to stockholders, and the costs of retaining an independent inspector of elections. The Company will not pay or reimburse the costs incurred by the Dissident Group in its solicitation of proxies for use at the Annual Meeting.
The Company pays the cost of preparing, assembling, printing, mailing, distributing, and making available these proxy materials and soliciting votes. In connection with the engagement of [•] to assist in the solicitation of proxies, we expect to pay [•] an estimated fee of $[•] plus [reimbursement of directly related expenses incurred, telephone solicitation charges, and certain other fees up to [$•]]. [•] expects that approximately [•] of its employees will assist in the solicitation. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet service providers, which must be borne by the stockholder.
DISSENTERS’ RIGHTS
There are no rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon pursuant to this proxy statement.
VOTES REQUIRED
The vote required for Proposal 1, for the election of directors by stockholders, shall be the plurality of the votes cast with respect to a director nominee. This means that the director nominees receiving the highest number of affirmative “for” votes will be elected. As a result, any shares not voted “for” a particular nominee, whether as a result of a “withhold” vote or a “broker non-vote” (as defined below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.
Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the shares of stock present or represented by proxy at our Annual Meeting and entitled to vote on the subject matter. An abstention will have the same effect as a vote against the proposal because an abstention represents a share considered present and entitled to vote.
Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the voting power of the shares of stock present or represented by proxy at our Annual Meeting and entitled to vote on the subject matter. An abstention will have the same effect as a vote against the proposal because an abstention represents a share considered present and entitled to vote.

QUORUM
In order to carry on the business of the meeting, we must have a quorum. This means that the holders of record of one-third of the voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at our Annual Meeting must be represented at our Annual Meeting, either by proxy or present at our Annual Meeting.
Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, one-third of the voting power of the outstanding shares of such class or series or classes or series, present at our Annual Meeting or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.
IMPLICATIONS OF BEING AN “EMERGING GROWTH COMPANY”
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting requirements that are otherwise applicable generally to public companies. These provisions include:
•	not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002;
•
only two years of audited financial statements are required in addition to any required interim financial statements, and correspondingly reduced disclosure in management’s discussion and analysis of financial condition and results of operations; and

•
(i) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and (ii) exemptions from the requirements of holding a non-binding advisory vote on executive compensation, including golden parachute compensation.

When we are no longer deemed to be an “emerging growth company,” we will not be entitled to the exemptions provided in the JOBS Act discussed above. We will remain an “emerging growth company” until the earliest of: (1) the last day of fiscal year in which we have more than $1.07 billion in annual revenues; (2) the date we qualify as a “large accelerated filer,” which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of the most recently completed second fiscal quarter, where we have been required to file annual, quarterly, and current reports under the Exchange Act for at least twelve months, and we have filed at least one annual report pursuant to the Exchange Act; (3) the date on which we have, during the previous three-year period, issued more than $1.0 billion in non-convertible debt securities; and (4) the last day of fiscal year ending after the fifth anniversary of the Transactions (as defined below).
We have availed ourselves in this proxy statement of the reduced reporting requirements described above. We expect to continue to avail ourselves of the “emerging growth company” exemptions described above for so long as we remain an “emerging growth company.” As a result, the information that we provide to stockholders will be less comprehensive than what you might receive from other public companies.
In addition, Section 107 of the JOBS Act also provides that an emerging growth company can use the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), for complying with new or revised accounting standards. This permits an emerging growth company to delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.
We have elected to use the extended transition period to enable us to comply with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date we (1) are no longer an “emerging growth company” and (2) affirmatively and irrevocably opt out of the extended transition period provided in the JOBS Act. As a result, our consolidated financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
OUR INITIAL BUSINESS COMBINATION
On February 17, 2021, AEye Technologies, Inc., then known as AEye, Inc. (“AEye Technologies”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CF Finance Acquisition Corp. III, a

Delaware corporation (“CF III”), now known as AEye, Inc., and Meliora Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of CF III (“Merger Sub”). On August 16, 2021 (the “Closing Date”), CF III consummated the business combination (the “Business Combination,” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”) pursuant to the Merger Agreement, and Merger Sub was merged with and into AEye Technologies with AEye Technologies surviving the merger as a wholly owned subsidiary of CF III. On the Closing Date, and in connection with the closing of the Transactions, CF III changed its name to AEye, Inc.
REVERSE STOCK SPLIT
On December 27, 2023, we effected a 1-for-30 reverse stock split of our issued and outstanding shares of common stock (the “Reverse Stock Split”), such that thirty (30) shares of issued and outstanding common stock were combined into one (1) share of common stock. We did not issue fractional shares in connection with the Reverse Stock Split. All historical share data set forth hereinbelow, including stock awards made prior to the date of the Reverse Stock Split, have been adjusted retroactively to reflect the Reverse Stock Split.
ENGAGEMENT WITH DISSIDENT GROUP
The Dissident Group is comprised of three stockholders, Luis C. Dussan, Ransom P. Wuller, and Valerie Wuller. Mr. Dussan has served as a director of the Company since the closing of the Transactions. Prior to the closing of the Transactions, Mr. Wuller served on the Board of the Company and as an officer. Ms. Wuller does not have any prior involvement in the Company other than in her capacity as a stockholder.
On January 27, 2025, the Company received Mr. Wuller’s notice of his intention to nominate himself for election to the Company’s Board at the Annual Meeting. On February 10, 2025, the Company received Mr. Dussan’s notice of his intention to nominate Mr. Wuller and Pamela Bauer for election to the Company’s Board at the Annual Meeting. On February 12, 2025, the Company received Ms. Wuller’s notice of her intention to nominate Pamela Bauer for election to the Company’s Board at the Annual Meeting.
DELIVERY OF FULL SET OF PROXY MATERIALS
Although in the past we have mailed just a notice to our stockholders regarding the availability of proxy materials through the Internet, for this Annual Meeting, we have elected to use the “full set delivery” option, and so are providing full copies of proxy materials to all our stockholders. Our proxy materials are also available via the Internet at [•].

BOARD OF DIRECTORS
OUR BOARD OF DIRECTORS
The following sets forth certain information, as of [•], 2025, and certain other information for each of the directors with terms expiring at our Annual Meeting (who are also nominees for election as a director at our Annual Meeting) and for each of the continuing directors.

Name	Age	Position(s)	Classification (Term Expiration)
Timothy J. Dunn	67	Lead Independent Director and Nominee	Class I (2028)*
Sue E. Zeifman	70	Director and Nominee	Class I (2028)*
Luis C. Dussan	50	Director	Class II (2026)
Matthew Fisch	56	Chairman of the Board and Chief Executive Officer	Class II (2026)
Prof. Dr. Bernd Gottschalk	81	Director	Class III (2027)
Jonathon B. Husby	51	Director	Class III (2027)

*	Term expiration assuming reelection.
Timothy J. Dunn has served as a Class I director since the closing of the Transactions. Mr. Dunn most recently served as an Operating Partner at TPG Capital, a private equity firm with more than $50 billion of assets under management until from 2005 to 2022. Prior to TPG, Mr. Dunn served as Chief Financial Officer at Hotwire from 2001 to 2005. Mr. Dunn served as Gap, Inc.’s Gap Division Senior Vice President and Chief Financial Officer between 1998 and 2001. Prior to joining Gap, Mr. Dunn worked at PepsiCo Inc. in a series of finance and strategic planning roles. Over the course of his career, Mr. Dunn has held several international roles, including in London as the Chief Financial Officer for Pizza Hut International for Europe, Africa, and the Middle East. Earlier in his career, Mr. Dunn served as the Controller for PepsiCo Restaurants International and the Chief Financial Officer for Gap’s Domestic and International businesses. Mr. Dunn worked for PricewaterhouseCoopers and is a Certified Public Accountant (inactive) in California. Mr. Dunn has served on private and public company boards, including Chair of the Audit Committee for two TPG portfolio companies – Ellucian, an ERP software company for higher education, and Vertafore, a software company for insurance carriers, brokers, and agencies – as well as Nordstrom’s Federal Savings Bank, a credit card bank owned by Nordstrom, Inc. Mr. Dunn is also Emeritus Chair of the Board for St. Anthony Foundation, a preeminent non-profit in San Francisco, California. Mr. Dunn holds a bachelor’s degree in Business Administration from the University of Southern California.
Mr. Dunn is qualified to serve as a director based on his broad experience as a senior executive and board member of private and publicly listed companies.
Sue E. Zeifman has served as a Class I director since her appointment to our Board of Directors in January 2022. Ms. Zeifman has over 30 years of experience in the marketing and communications industry. Her most recent professional experience includes nine years, 2009 to 2018, at Apple, Inc. as Senior Director of Global Marketing Production, where she was responsible for leadership and advisement to Apple’s global marketing team for strategic direction and production of multi-layered programs. Ms. Zeifman’s prior positions include Senior Vice-President, Creative Services & Production, for Young & Rubicam Advertising from 2000 to 2009; Vice-President, Managing Director, of Y&R 2.1 Interactive Agency from 1997 to 2000, and Manager of Creative Services for Young & Rubicam, San Francisco from 1990 to 1997. Ms. Zeifman’s experience includes the management of highly complex and technical marketing programs with multiple deliverables and budgetary constraints. She developed global initiatives and enhanced cross-functional partnerships with Creative, Sales, Retail, Technology, Procurement, and Product Marketing teams. Ms. Zeifman holds a B.A. in Broadcast Communication Arts from San Francisco State University and attended extensive Apple University Executive Curriculum courses, including Strategic Planning and Management.
Ms. Zeifman is uniquely qualified to serve as a member of AEye’s Board of Directors based on her broad marketing and communications experience for leading technology companies.
Luis C. Dussan has served as a Class II director since the closing of the Transactions. Mr. Dussan served as our Chief Technology Officer and Chief Product Strategist until November 2023. Mr. Dussan co-founded AEye Technologies in 2013 and was a member of the AEye Technologies Board of Directors since its inception. From

2020 to the closing of the Transactions, he served as the President and Chief Technology Officer of AEye Technologies. From December 2013 through 2014 he served as the President, and from 2014 through 2020 as the Chief Executive Officer of AEye Technologies. Mr. Dussan has more than 20 years of experience in the aerospace and defense industry. He started his career at the National Aeronautics and Space Administration (“NASA”) in 1997 working for the Jet Propulsion Lab in the Deep Space Network that communicated with NASA planetary and deep space probes. From 2002 through 2009 he worked at Lockheed Martin Corporation in their Missiles and Fire Control Division. From 2009 through 2013, Mr. Dussan worked for Northrop Grumman Corporation – Laser Systems, as Chief Technologist, where he was responsible for managing the division’s research and development of electro-optical sensors. Mr. Dussan holds a B.S. in Electrical Engineering and Computer Science, an M.S. in Quantum Optics, and an M.S. in Optics & Photonics. Mr. Dussan is responsible for many of our foundational patents in lidar and perception as well as being responsible for several trade secrets for his previous employers in the aerospace and defense industry. Mr. Dussan has been given several awards since founding AEye Technologies, with one of the most recent being the 2020 Vision Award by AutoSens. He is considered a top expert in lidar technology as well as remote sensing and vehicle perception.
Mr. Dussan is qualified to serve as a director based on his technical and operational expertise gained from serving as a Board member of the Company since inception and as a co-founder of the Company.
Matthew Fisch has served as a Class II director and as our Chief Executive Officer since February 2023, and as our Chairman of the Board since May 2023. Mr. Fisch has over 30 years of experience in technology development and leadership. Prior to joining us, Mr. Fisch was the Senior Vice President & Chief Technology Officer at Gentherm Incorporated, a developer of thermal management technologies for the automotive and other industries, from April 2020 until February 2023. Prior to Gentherm, Mr. Fisch was employed by North American Bancard, a payments technology company, where he served as Executive Vice President & Chief Technology Officer of Hospitality Services from October 2019 until April 2020. Prior to joining North American Bancard, Mr. Fisch worked at Verifone Systems, Inc., a global leader in payments and commerce solutions, where he served as the Executive Vice President of Global R&D from August 2018 to October 2019, and Senior Vice President of Global Engineering from May 2016 to August 2018. At Verifone, Mr. Fisch led research and development for all product lines, including hardware application and cloud software services. Prior to Verifone, he was the Vice President of R&D for Harman International Industries, Inc.’s lifestyle division from 2014 to 2016, where he led the global R&D organization that was responsible for developing Harman’s car audio business for North America, Europe, China, Japan, and Korea. Prior to joining Harman, Mr. Fisch had a 22-year career at Intel Corporation where he held positions of increasing responsibility in engineering. Mr. Fisch holds a Master of Engineering in Computer Engineering, and a Bachelor of Science in Electrical Engineering, both from Cornell University.
Mr. Fisch is qualified to serve as a director based on his experience serving as our Chief Executive Officer, his professional experience, and his background in technology.
Prof. Dr. Bernd Gottschalk has served as a Class III director since the closing of the Transactions. Prof. Dr. Gottschalk, born in Lübeck, Germany, studied economics at the Universities of Hamburg, Saarbrücken, and Stanford, California. He earned his doctorate in 1971 at the University of Hamburg (Dr. rer. pol.). From 1972 to 1996, he worked in various divisions at Daimler-Benz AG, including Assistant to the CEO, Plant Manager Mannheim (Engines, Buses, Foundry), and President of Mercedes-Benz do Brasil. In 1992, he was appointed as an ordinary member of the Managing Board of Mercedes-Benz AG, responsible for the Commercial Vehicles Division (trucks, vans, buses) worldwide. From 1997 until 2008, Prof. Dr. Gottschalk served as President of the German Association of the Automotive Industry (VDA). Prof. Dr. Gottschalk also had various responsibilities in the national and international industry over the years: he was President of the International Organization of Motor Vehicle Manufacturers (OICA) in Paris, and Vice President of the Federation of German Industries (BDI). Prof. Dr. Gottschalk is also founder, owner, and managing partner of AutoValue GmbH, Frankfurt, a provider of automotive expertise. Prof. Dr. Gottschalk is a member of supervisory boards of various publicly listed companies such as Schaeffler AG and Compagnie Plastic Omnium SA, Paris. Since November 2020 he has served as a Member of the Supervisory Board of Benteler International AG.
Prof. Dr. Gottschalk is qualified to serve as a director based on his broad experience in the automotive industry as a founder, senior executive, and as a Board member of private and publicly listed companies.

Jonathon B. Husby has served as a Class III director since October 2023 and currently serves as President and Chief Executive Officer of ADAC, a privately held vehicle access and diversified solutions company. He joined ADAC in August 2022 and was named to its Board of Directors in January 2024. Prior to ADAC, Mr. Husby served as President and CEO of North America for SEG Automotive, a rotating mechanical and e-machine technology company which is a wholly-owned subsidiary of a publicly traded company in China – ZMJ. Mr. Husby served in that role from January 2018 to July 2022 and concurrently served as SVP Global Sales from December 2020 to July 2022. Prior to SEG Automotive, Mr. Husby worked for Harman International, a U.S.-based publicly traded company, as Vice President and General Manager Customer Business Units from August 2011 to November 2017, where he led a team building the largest customer business unit globally with advanced technologies in electronics, software, branded audio, and cybersecurity solutions. Mr. Husby worked at TomTom, a publicly traded Dutch company, and a TomTom acquired company, Tele Atlas, a Belgian-based company, from February 2003 to August 2011. During that tenure, Mr. Husby managed global teams while serving as Vice President of Sales and Marketing – Automotive Business Unit, including time working abroad in Europe. Prior to TomTom/Tele Atlas, Mr. Husby worked for Japanese-based automotive supplier DENSO Corporation from May 1994 to February 2003. During his time at DENSO, he worked in both corporate and manufacturing environments in human resources, communications, public relations, and sales management. Mr. Husby has served on the Board of Directors of MEMA Original Equipment Suppliers since November 2019, including serving as chair of the Board in 2023. Mr. Husby also serves as chair of the Board of Directors of the Automotive Hall of Fame, which he joined in April 2019. Mr. Husby holds a Bachelor of Arts in Economics and Management from Albion College and a Master of Business Administration from Wayne State.
Mr. Husby is qualified to serve as a director based on his board experience as a senior executive at several companies in the automotive industry and as the chief executive officer in the automotive space.
COMPOSITION OF OUR BOARD OF DIRECTORS
Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of six (6) directors. Pursuant to our Amended and Restated Bylaws (the “Bylaws”), the number of directors is fixed by our Board of Directors from time to time. Our Board of Directors is divided into three classes, with each director serving a three-year term, and one class being elected at each year’s annual meeting of stockholders. Assuming re-election, Timothy J. Dunn and Sue E. Zeifman will serve as Class I directors with terms expiring in 2028. Luis C. Dussan and Matthew Fisch serve as Class II directors with terms expiring in 2026 and Prof. Dr. Bernd Gottschalk and Jonathon B. Husby serve as Class III directors with terms expiring in 2027.
BOARD DIVERSITY MATRIX

Board Diversity Matrix as of [•], 2025
	Female	Male
Total Number of Directors	6
Part I: General Identity
Directors	1	5
Part II: Demographic Background
White	1	4
Two or More Races or Ethnicities	—	1

Board Diversity Matrix as of March 26, 2024
	Female	Male
Total Number of Directors	6
Part I: General Identity
Directors	1	5
Part II: Demographic Background
White	1	4
Two or More Races or Ethnicities	—	1

BOARD MEETING QUORUM REQUIREMENTS
Our Bylaws provide that a majority of the total number of directors then in office will constitute a quorum.
During the fiscal year ended December 31, 2024, the Board met nine (9) times. In 2024, each director attended at least 75% of the aggregate of the total number of Board meetings and committee meetings on which he or she then served.
We encourage our directors to attend our annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at Board and committee meetings. At our 2024 annual meeting, all of our directors were present.
BOARD COMMITTEES
The composition, duties, and responsibilities of our committees are as set forth below. As of December 31, 2024, the standing committees of our Board of Directors consisted of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. In addition, in 2024 our Board of Directors established a Strategic Financing and M&A Committee. In the future, our Board of Directors may establish other committees, as it deems appropriate, to assist it with its responsibilities.
As of the date of this proxy statement, the chair and members of each committee are identified in the following table.

Name (Class)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Financing and M&A Committee
Timothy J. Dunn (Class I)*	C	M		M
Prof. Dr. Bernd Gottschalk (Class III)	M		C
Jonathon B. Husby (Class III)	M	M		C
Sue E. Zeifman (Class I)		C	M

C = Committee Chair
M = Member
* = Lead Independent Director
Audit Committee
Our Audit Committee met four (4) times in 2024. Our Audit Committee is responsible for, among other matters:
•
reviewing the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, and tracks management’s corrective action plans where necessary;

•	reviewing our financial statements, including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm;
•	reviewing our financial risk and control procedures, compliance programs and significant tax, legal, and regulatory matters;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•
having the sole discretion to annually appoint our independent registered public accounting firm, evaluate its independence and performance and set clear hiring policies for employees or former employees of the independent registered public accounting firm; and

•	reviewing and approving in advance any proposed related party transactions.
Our Audit Committee consists of Timothy J. Dunn, Prof. Dr. Bernd Gottschalk, and Jonathon B. Husby, with Mr. Dunn chairing this Committee. Rule 10A-3 of the Exchange Act and the NASDAQ rules require us to have an Audit Committee composed entirely of independent directors. Our Board of Directors has affirmatively determined that each of Mr. Dunn, Prof. Dr. Gottschalk, and Mr. Husby all meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A-3 of the Exchange Act and the corporate governance standards of the Nasdaq Stock Market. Our Board of Directors has determined that each director appointed to the Audit Committee is financially literate, and our Board of Directors has determined that Mr. Dunn is our Audit Committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on the “Investor Relations” section of our principal corporate website at https://www.aeye.ai.
Compensation Committee
Our Compensation Committee met four (4) times in 2024. Our Compensation Committee is responsible for, among other matters:
•	reviewing, modifying, and approving (or if it deems appropriate, making recommendations to our Board of Directors regarding) our overall compensation strategy and policies;
•	reviewing and recommending to our Board of Directors the salaries, benefits, and equity incentive grants provided to our chief executive officer and directors;
•	reviewing and approving the salaries, benefits, and equity incentive grants provided to our executive officers, other than our chief executive officer;
•
reviewing and approving corporate goals and objectives relevant to executive officer compensation, evaluating executive officer performance in light of those goals and objectives, and determining executive officer compensation based on that evaluation;

•	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, and any other compensatory arrangements for our executive officers;
•	overseeing our compensation and employee benefit plans; and
•
administering our Dodd-Frank Clawback Policy and make all determinations as to the amount and method of recovery for the “clawback” of compensation as set forth in the Company’s Dodd-Frank Clawback Policy.

Our Compensation Committee consists of Timothy J. Dunn, Jonathon B. Husby, and Sue E. Zeifman, with Ms. Zeifman chairing this Committee. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on the “Investor Relations” section of our principal corporate website at https://www.aeye.ai.
Our Board has determined that each of Mr. Dunn, Mr. Husby, and Ms. Zeifman meet the definition of “independent director” for purposes of serving on the Compensation Committee under the corporate governance standards of the Nasdaq Stock Market. No member of our Compensation Committee is or has been one of our officers or employees, and none have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the Board of Directors, Compensation Committee, or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time.
In 2021, the Compensation Committee retained the services of Compensia, Inc. (“Compensia”) as its external compensation consultant to advise on executive and director compensation matters, including our overall compensation program design and the collection of market data for our compensation programs for our executives and members of our Board of Directors. The Compensation Committee intends to engage Compensia in the future on an as-needed basis.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee met three (3) times in 2024. Our Nominating and Corporate Governance Committee is responsible for, among other matters:
•
reviewing the performance of our Board of Directors and making recommendations to our Board of Directors regarding the selection of candidates, qualification and competency requirements for service on our Board of Directors, and the suitability of proposed nominees as directors;

•	advising our Board of Directors with respect to the corporate governance principles applicable to us; and
•	overseeing the evaluation of our Board of Directors and management.
Our Nominating and Corporate Governance Committee consists of Prof. Dr. Bernd Gottschalk and Sue E. Zeifman, with Prof. Dr. Gottschalk chairing this Committee. Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the “Investor Relations” section of our principal corporate website at https://www.aeye.ai.
Our Board has determined that each of Prof. Dr. Gottschalk and Ms. Zeifman meet the definition of “independent director” for purposes of serving on the Nominating and Corporate Governance Committee under the corporate governance standards of the Nasdaq Stock Market.
Strategic Financing and M&A Committee
Our Strategic Financing and M&A Committee was established in April 2024 and is responsible for, among other things, reviewing, discussing, and recommending strategic financing or other strategic initiatives that may be proposed by management from time to time. Our Strategic Financing and M&A Committee consists of Timothy J. Dunn and Jonathon B. Husby, with Mr. Husby chairing this Committee.
DIRECTOR COMPENSATION
The table below sets forth information regarding non-employee director compensation for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Timothy J. Dunn	$157,083	$59,485	$216,568
Luis C. Dussan	$141,667	$—	$141,667
Prof. Dr. Bernd Gottschalk	$157,500	$—	$157,500
Jonathon B. Husby	$129,167	$37,753	$166,920
Sue E. Zeifman	$157,500	$—	$157,500

(1)
Represents the aggregate grant date fair value of stock awards granted, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB Topic 718”). The stock awards granted in 2024 consisted of grants of restricted share units (“RSUs”) granted pursuant to our 2021 Equity Plan (as defined below). For the first and second quarters of 2024, Mr. Dunn elected to receive all of his cash compensation for Board service in the form of immediately vested equity and received 13,585 shares on January 1, 2024, and 21,335 shares on April 1, 2024. For the first and second quarters of 2024, Mr. Husby was only entitled to immediately vested equity for his Board service compensation and received 10,655 shares on January 1, 2024 and 10,040 shares on April 1, 2024.

Director Compensation in 2024
All of our non-employee directors are compensated for their services in accordance with our non-employee director compensation policy that became effective in connection with the closing of the Transactions and as modified from time to time thereafter, as described in further detail below.
Mr. Fisch, as an employee director, does not receive any additional compensation for his services as a director.
Non-Employee Director Compensation Policy
Cash Compensation
Each non-employee director is eligible to receive the following cash compensation (as applicable) for his or her service on our Board of Directors and its committees:
•
$50,000 annual cash retainer for service as a Board member, plus, effective as of August 2024, Board members receive an additional $175,000 annually in lieu of equity compensation (as discussed in more detail below);

•	$60,000 additional annual cash retainer for service as non-executive chair of our Board of Directors, or an additional cash retainer of $50,000 for service as our lead independent director;
•
$10,000 annual cash retainer for service as a member of the Audit Committee and $20,000 annual cash retainer for service as chair of the Audit Committee (in lieu of the committee member service retainer);

•
$7,500 annual cash retainer for service as a member of the Compensation Committee and $15,000 annual cash retainer for service as chair of the Compensation Committee (in lieu of the committee member service retainer);

•
$5,000 annual cash retainer for service as a member of the Nominating and Corporate Governance Committee and $10,000 annual cash retainer for service as chair of the Nominating and Corporate Governance Committee (in lieu of the committee member service retainer); and

•
$8,750 annual cash retainer for service as a member of the Strategic Financing and M&A Committee and $17,500 annual cash retainer for service as chair of the Strategic Financing and M&A Committee (in lieu of the committee member service retainer).

In April 2024, the Board created the Strategic Financing and M&A Committee. The purpose of this committee is to review, discuss, and recommend strategic financing or other strategic initiatives that may be proposed by management from time to time and be able to react to such proposals more quickly. After the establishment of the Strategic Financing and M&A Committee, the Board set the compensation levels for service on this committee as shown above.
The annual cash compensation amounts are payable in equal quarterly installments and are earned on the first day of each calendar quarter in which the service occurred.
Each non-employee director appointed prior to October 27, 2023 had the option, once per year, to elect to receive shares of immediately vested RSUs in lieu of some or all of his or her quarterly cash compensation. If elected by a director to take stock instead of cash, the number of shares to be awarded each quarter was determined by dividing the cash compensation that would otherwise be due, by the five-day average closing price of our stock during the five trading days prior to the first day of the calendar quarter. In 2024, Mr. Dunn opted to take equity in lieu of all of his cash compensation earned in the first and second quarters of 2024. Similarly, Mr. Husby, as the only non-employee director appointed on or after October 27, 2023, could only receive his quarterly cash compensation in the form of immediately vested RSUs.
In May 2024, the Board modified the compensation for non-employee directors, such that effective immediately non-employee directors were no longer entitled to initial equity grants upon appointment nor annual equity grants. In addition, non-employee directors no longer have the ability to elect equity in lieu of cash compensation. The primary reason for the Board’s decision was based on the limited number of shares available for issuance under the 2021 Equity Incentive Plan, which was exacerbated when stockholders failed to authorize additional shares for the 2021 Equity Incentive Plan at the 2024 annual meeting of stockholders. The elimination of equity compensation for non-employee directors significantly impacted their total compensation and, in August of 2024, to offset this impact, the Board increased the cash component of non-employee director compensation by $175,000 per year, payable quarterly, with the first quarterly payment of $43,750 being made to each non-employee director for the third quarter of 2024.
Equity Compensation
Prior to May 2024, each new non-employee director who joined our Board of Directors on or after October 27, 2023 was eligible to receive a one-time RSU award having a value of $175,000 (the “Initial RSU Grant”), vesting in three equal annual installments following the grant date. On the date of each annual meeting of our stockholders, each non-employee director previously received an RSU award having a value of $175,000 (the “Annual RSU Grant”), provided that the non-employee director has served for a minimum of six months prior to the date of the annual meeting of stockholders. Each Annual RSU Grant vested in full on the earlier of (1) the date of the following annual meeting of our stockholders or (2) the first anniversary of the date of grant, subject to the non-employee director’s continued service through the applicable vesting date. The number of shares for the Initial RSU Grant and Annual RSU Grant were determined by dividing the stated dollar value of the award by the five-day average closing price of our stock during the five trading days prior to the date of grant. As indicated above, in May 2024, prior to the 2024 annual meeting of stockholders, the Board determined that no non-employee director would be eligible for an equity grant thereafter.
Reimbursement of Expenses
In addition to the compensation outlined above, we will reimburse each eligible non-employee director for reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in meetings of our Board of Directors and any committee of the Board of Directors.

CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
With respect to the roles of Chairperson of the Board and Chief Executive Officer, our Corporate Governance Guidelines provide that the roles may be separated or combined, and our Board of Directors is able to exercise its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Our Corporate Governance Guidelines provide the flexibility for our Board of Directors to modify our leadership structure in the future as appropriate.
DIRECTOR INDEPENDENCE
Our Board of Directors has undertaken a review of the independence of our directors and considered whether any such director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board of Directors has determined that each of Timothy J. Dunn, Prof. Dr. Bernd Gottschalk, Jonathon B. Husby, and Sue E. Zeifman is an “independent director,” as defined under the rules of NASDAQ.
RISK OVERSIGHT
Our Audit Committee is responsible for overseeing our risk management process. Our Audit Committee focuses on our general risk management strategy and the most significant risks facing us and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
ANTI-HEDGING POLICY
All of our officers, directors, and employees and certain consultants specified by our management are prohibited from engaging in hedging transactions relating to our stock. Additionally, spouses, minor children, and any other family member sharing the same household as the foregoing, as well as any other account, trust, or entity over which the foregoing may make or influence investment decisions, whether or not the securities are held directly or indirectly, are similarly prohibited from engaging in such hedging transactions.
INSIDER TRADING
Our insider trading policy governs the purchase, sale, and other dispositions of our common stock and other securities by our directors, executive officers, employees, and any member of his or her immediate family living in his or her household. The insider trading policy prohibits employees from trading in Company securities when they have material, non-public information (“MNPI”) about the Company. Additionally, the policy prohibits employees from trading in the securities of other public companies about which the employee learns MNPI through his or her employment with the Company.
In addition to the above restrictions, our insider trading policy requires that our directors and Section 16 officers pre-clear every transaction involving Company securities with the Company’s general counsel. Pre-clearance obligations apply to all transactions in company securities, including gifts. Additionally, directors, officers, and certain other employees are prohibited from trading in Company securities during certain blackout periods.
Our insider trading policy also prohibits hedging transactions in Company securities by all officers and directors. Hedging transactions include, for example, prepaid variable contracts, equity swaps, “costless collars,” and other transactions that are designed to hedge or offset any decrease in the market value of Company securities. Additionally, our insider trading policy prohibits pledging transactions by directors and executive officers.
The foregoing summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of the policy, a copy of which can be found as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of our Compensation Committee is or has been one of our officers or employees and none has any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the Board of Directors, Compensation Committee, or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers, and employees, a copy of which is available on the “Investor Relations” section of our principal corporate website at https://www.aeye.ai.
DIRECTOR NOMINATIONS
The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of our Board. The Nominating and Corporate Governance Committee will ensure that our Board has the requisite expertise and that its membership consists of persons with sufficiently diverse and independent backgrounds. Our Board is responsible for selecting the nominees for election to our Board.
DIRECTOR SELECTION
Our Nominating and Corporate Governance Committee shall recommend to our Board criteria for Board and committee membership, which shall include a description of any specific, minimum qualifications that our Nominating and Corporate Governance Committee believes must be met by a nominee, and a description of any specific qualities or skills believed to be necessary for one or more of the Company’s directors to possess. The adequacy of such criteria will be reassessed by the Nominating and Corporate Governance Committee periodically and any proposed changes will be submitted to our Board for approval.
STOCKHOLDER RECOMMENDATIONS
Our Nominating and Corporate Governance Committee is responsible for reviewing all stockholder nominations and determining whether the nomination and nominee satisfy all applicable eligibility requirements. Stockholders may recommend director candidates for consideration by our Nominating and Corporate Governance Committee by sending notice to AEye, Inc., Attention: Corporate Secretary, 4670 Willow Road, Suite 125, Pleasanton, CA 94588.
CORPORATE GOVERNANCE GUIDELINES
We are committed to adhering to corporate governance practices that meet applicable U.S. corporate governance standards. Our Board has adopted Corporate Governance Guidelines that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including the size and composition of the Board, Board membership criteria and director qualifications, director responsibilities, Board agenda, meetings of independent directors, committee responsibilities and assignments, Board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management, and management succession planning.
The full text of our Corporate Governance Guidelines may be viewed on the “Investor Relations” section of our principal corporate website at https://www.aeye.ai.
BOARD SELF-ASSESSMENT
The Board anticipates that it will conduct, and that the Nominating and Corporate Governance Committee will oversee, an annual self-evaluation to determine whether our Board is functioning effectively. Our Board will periodically consider the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.
In addition, our Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee each plan to conduct their own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.
EXECUTIVE SESSIONS OF INDEPENDENT BOARD MEMBERS
Our Corporate Governance Guidelines provide that our non-employee directors meet in executive session at least four times per year, with no members of management or non-independent directors present.

COMMUNICATING WITH OUR DIRECTORS
Our Board welcomes communications from the Company’s stockholders, and it is the policy of the Company to facilitate communication from stockholders. Our Board generally believes it is in the Company’s best interests that designated members of management speak on behalf of the Company. Stockholders and other interested parties wishing to communicate with our Board or with an individual Board member concerning the Company may do so by writing to our Board or to a particular Board member, by mailing such correspondence to AEye, Inc., c/o Corporate Secretary, 4670 Willow Road, Suite 125, Pleasanton, CA 94588.
Please indicate on the envelope or in the email whether the communication is from a stockholder or other interested party. Our Board has instructed the Corporate Secretary and other relevant members of management to examine incoming communications and forward such communication to our Board or the individual Board members, as appropriate, if such communications are deemed relevant to the Board’s roles and responsibilities. Our Board has requested that certain types of communications not be forwarded, and redirected if appropriate, such as: spam, business solicitations or advertisements, resumes or employment inquiries, service complaints or inquiries, surveys, or any threatening or hostile materials.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers, and any beneficial owners of more than 10% of our common stock to file reports relating to their ownership and changes in ownership of our common stock with the U.S. Securities and Exchange Commission (“SEC”) and NASDAQ by certain deadlines. Based on a review of Section 16 filings with respect to our Company made during or with respect to the portion of the year ended December 31, 2024 during which Section 16(a) was applicable to such persons, we believe that each of our directors, executive officers, and 10% stockholders were in compliance with the filing requirements applicable to them.

PROPOSAL 1
TO ELECT TWO CLASS I DIRECTORS
The Board has nominated the following two director candidates, both of whom currently serve as our directors and both of whom are independent directors, for reelection to serve as Class I directors: Timothy J. Dunn and Sue E. Zeifman. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of stockholders to be held in 2028 and until a successor has been duly elected and qualified, or until the director’s earlier death, resignation, or removal. For details regarding the qualifications and the specific experiences, qualifications, and skills of each of our director nominees, see “Board of Directors—Our Board of Directors” on page 8.
The Company representatives named in the WHITE universal proxy card intend to vote for the election of each of the director nominees above, unless you indicate on your proxy that your vote should be withheld from any or all of the nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board of Directors.
A majority of the Board recommends using the enclosed WHITE universal proxy card to vote “FOR” each of the Board’s candidates for director. As detailed earlier, the Dissident Group has informed the Company it intends to seek your proxy to vote in favor of the Dissident Group’s nominees. Accordingly, you may receive proxy solicitation materials from the Dissident Group, including proxy statements and NON-WHITE proxy cards. A majority of the Board recommends that you disregard them.
The Board does NOT endorse any of the nominees proposed by the Dissident Group, and the presence of the Dissident Group’s nominees on the enclosed WHITE universal proxy card is NOT an approval of or comment on the fitness, character, suitability, or other qualifications of the Dissident Group’s nominees. The Board strongly urges you to NOT sign or return any NON-WHITE proxy card sent to you by, or on behalf of, the Dissident Group.
If you have previously submitted a NON-WHITE proxy card sent to you by, or on behalf of, the Dissident Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or submitting a proxy to vote by Internet by following the instructions specified on the WHITE universal proxy card.
OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (TIMOTHY J. DUNN AND SUE E. ZEIFMAN), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN, OR VOTE ANY NON-WHITE PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE DISSIDENT GROUP.
Vote Required for Approval
Approval of Proposal 1 requires the plurality of the votes cast with respect to a director nominee. This means that the director nominees receiving the highest number of affirmative “FOR” votes will be elected. Brokers do not have authority to vote on Proposal 1 without instructions from the beneficial owner.
Recommendation of the Board of Directors
A majority of our Board of Directors recommends you vote on the WHITE universal proxy card “FOR” each of the Board’s nominated candidates (Timothy J. Dunn and Sue E. Zeifman) to be elected to serve as Class I directors on the Board.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has approved the appointment of KPMG LLP (“KPMG”) as our independent registered public accountants to audit our financial statements for the fiscal year ending December 31, 2025. We are asking that you ratify that appointment, although your ratification is not required. If you fail to ratify such selection, another independent registered public accounting firm may be considered by our Audit Committee, but the Audit Committee may nonetheless choose to continue to engage KPMG. Even if the retention of KPMG is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year, including prior to the Annual Meeting, if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised that a KPMG representative will attend the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.
Our Audit Committee appointed KPMG as of April 8, 2024, and at the same time, dismissed our prior auditors, Deloitte & Touche LLP (“Deloitte”). The audit report of Deloitte on the Company’s financial statements as of December 31, 2023 and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the two most recent fiscal years ended December 31, 2023 and December 31, 2022, and the subsequent interim period through April 8, 2024, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference in connection with their opinion to the subject matter of the disagreement or reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Company previously provided Deloitte with a copy of the above disclosures as included in its Current Report on Form 8-K filed with the SEC on April 12, 2024 announcing the appointment of KPMG, and Deloitte furnished a letter stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.
Fee Information
The following table presents fees for services rendered by Deloitte during the fiscal year ended December 31, 2023 and KPMG during the fiscal year ended December 31, 2024:

For the Year Ended December 31,	2024	2023
Audit fees	$875,500	$1,410,074
Tax fees	$0	$71,242
Total	$875,500	$1,481,316

Audit Fees
These amounts represent fees of Deloitte for the 2023 fiscal year and KPMG for the 2024 fiscal year, for the audit of our annual consolidated financial statements, the review of condensed consolidated financial statements, and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings, and similar engagements for the fiscal year. Audit fees also include advice about accounting matters that arose in connection with or as a result of the audit or the review of periodic financial statements and statutory audits that non-U.S. jurisdictions require.
Tax Fees
Tax fees generally consist of tax compliance and return preparation, and tax planning and advice. Tax compliance and return preparation services consist of preparing original and amended tax returns and claims for refunds. Tax planning and advice services consist of support during income tax audits or inquiries.
The Audit Committee has determined that the non-audit services rendered by Deloitte were compatible with maintaining its independence. All such non-audit services were pre-approved by the Audit Committee pursuant to the pre-approval policy set forth below.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee reviews the independence of our independent registered public accounting firm on an annual basis and has determined that KPMG is independent. In addition, the Audit Committee pre-approves all work and fees that are performed by our independent registered public accounting firm.
Vote Required For Approval
Approval of Proposal 2 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal.
Recommendation of the Board of Directors
A majority of our Board of Directors recommends that you vote on the WHITE universal proxy card “FOR” the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

PROPOSAL 3
APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER OUR 2021 EQUITY INCENTIVE PLAN
Our Board of Directors has approved, and is asking stockholders to approve, an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Equity Plan”) to increase the number of shares of common stock available for issuance under the 2021 Equity Plan by 2,500,000 shares (the “Equity Plan Amendment”).
As of [•], 2025, the number of shares of common stock available for issuance under the 2021 Equity Plan was [•], and we anticipate that these shares will be fully allocated to grants for our employees, including our named executive officers, for purposes of retention and to reward exceptional performance during the 2025 fiscal year. We face intense competition in recruiting high-quality personnel, and in retaining our employees. The Board of Directors continues to believe that stock-based incentives are an important factor in attracting, retaining, and awarding officers, employees, and consultants by closely aligning their interests with those of our stockholders.
Our Board of Directors believes that increasing the number of shares available for issuance under the 2021 Equity Plan by 2,500,000 shares is consistent with our compensation philosophy (and with responsible compensation policies generally) and will preserve our ability to attract and retain capable officers, employees, and consultants. Our Board of Directors believes that the number of shares currently available for issuance under the 2021 Equity Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will help us to have a sufficient number of shares of common stock authorized for issuance under the 2021 Equity Plan. Our Board of Directors adopted the Equity Plan Amendment to ensure that we can operate effectively in our recruitment efforts and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2021 Equity Plan to employees, and key consultants at levels determined appropriate by the Compensation Committee.
If the Equity Plan Amendment is approved by our stockholders, the additional shares will be added to the 2021 Equity Plan immediately thereafter. In the event that our stockholders do not approve the Equity Plan Amendment, the 2021 Equity Plan will continue, but without the additional shares, which may impair our ability to attract and retain talent. Approval of the Equity Plan Amendment will allow us to grant RSU awards, stock options, stock appreciation rights or “SARs,” restricted stock purchase rights, restricted stock bonuses, performance shares, performance units, cash-based awards, and other stock-based awards at levels determined appropriate by our Compensation Committee going forward.
The approval of the Equity Plan Amendment would allow us to remain competitive with comparable companies in our industry by giving us the resources to attract and retain talented individuals. The Equity Plan Amendment would also provide us with additional flexibility to use equity, cash, and other incentive awards to attract, retain, and motivate talented employees, officers, and consultants.
Description of the 2021 Equity Plan
The material features of the 2021 Equity Plan are described below. The following description of the 2021 Equity Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2021 Equity Plan, which is attached as Annex A to this proxy statement and marked to show the changes described herein in Section 4.1 thereof. Additions to the 2021 Equity Plan are indicated by double underlining. Stockholders are urged to read the actual text of the 2021 Equity Plan in its entirety.
Purpose
The purpose of our 2021 Equity Plan is to advance our interests and the interests of our stockholders by providing an incentive to attract, retain, and reward personnel for performing services for the Company and by motivating personnel to contribute to our growth and profitability.
Types of Awards
The terms of our 2021 Equity Plan provide for the grant of RSU awards, incentive stock options (within the meaning of Section 422 of the Code), nonstatutory stock options, SARs, restricted stock awards, restricted stock, bonuses, performance units, performance shares, cash-based awards, and other stock-based awards.

Shares Available for Awards
Shares issued under our 2021 Equity Plan will consist of authorized but unissued or reacquired shares of common stock. No fractional shares of common stock will be delivered under our 2021 Equity Plan.
The following shares of common stock will become available again for issuance under our 2021 Equity Plan: (i) any shares subject to a stock award that are not issued because such stock award expired or was canceled or terminated without all of the shares covered by such stock award having been exercised or settled in full; (ii) any shares subject to any portion of a stock award that is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased for an amount not greater than the award’s purchase price by us; (iv) any shares reacquired by us or withheld in satisfaction of tax withholding obligations on a stock award; and (v) any shares reacquired by us or withheld as consideration for the exercise price of a stock option.
Non-Employee Director Compensation Limit
Under our 2021 Equity Plan, the annual compensation awarded to any of our non-employee directors during each calendar year, including both shares subject to stock awards granted under our 2021 Equity Plan or otherwise and any cash fees paid to such non-employee director during any calendar year may not exceed $750,000 in total value, or $1 million for the calendar year in which a non-employee director is first elected to our Board of Directors (calculating the value of any such stock awards based on the grant date fair market value of such stock awards for financial reporting purposes). Such limitation on non-employee director stock awards does not apply to any cash retainer fees, including cash retainer fees converted into equity awards at the election of the non-employee director, expense reimbursements, or distributions from any deferred compensation program applicable to the non-employee director.
Administration
Our 2021 Equity Plan will continue to be administered by our Board of Directors and its Compensation Committee. Our Board of Directors and its Compensation Committee may each be considered to be a “Plan Administrator” for purposes of our 2021 Equity Plan. Subject to the terms of our 2021 Equity Plan, the Plan Administrator has full and final power and authority to make all determinations and take all actions with respect to our 2021 Equity Plan or any award as Plan Administrator may deem advisable to the extent not inconsistent with the provisions of our 2021 Equity Plan or applicable law, including: determine the recipients of awards, the types of awards to be granted, the number of shares of common stock subject to or the cash value of awards, the terms and conditions of awards granted, and the criteria to be satisfied by participants as a condition to receipt of performance awards under our 2021 Equity Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under our 2021 Equity Plan.
Amendment and Termination
The Plan Administrator may at any time amend our 2021 Equity Plan or any outstanding award and may at any time terminate or suspend our 2021 Equity Plan as to future grants of awards, provided that the Plan Administrator may not, without the affected award recipient’s consent, alter the terms of our 2021 Equity Plan so as to materially adversely affect a participant’s rights under an award. Consistent with any applicable law, regulation, or rule, including the rules of any stock exchange, our 2021 Equity Plan requires stockholder approval of certain material revisions to our 2021 Equity Plan, including: (a) an increase in the maximum aggregate number of shares of common stock that may be issued under our 2021 Equity Plan (except by operation of the provisions of our 2021 Equity Plan relating to changes in our capital structure), (b) a change in the class of persons eligible to receive incentive stock options, or (c) or as otherwise required by applicable law, regulation, or rule. No awards may be made under our 2021 Equity Plan following the ten (10) year anniversary of the earlier of the date that our Board of Directors or our stockholders originally approved our 2021 Equity Plan, but previously granted awards may continue in accordance with their terms beyond that date unless earlier terminated by the Plan Administrator.
Equity Grant Practices
We do not time the granting of equity awards with any favorable or unfavorable news released by the Company. In addition, we do not take MNPI into account when determining the timing and terms of equity awards or for the purpose of affecting the value of executive compensation. We do not maintain a formal policy with respect to the timing of our equity award grants. In the event MNPI were to become known to the Compensation Committee before the grant of an equity award, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety. We did not grant any stock options or stock appreciation rights in 2024.
Eligibility
All of our (including our subsidiaries) employees, non-employee directors, officers, and consultants are eligible to participate in our 2021 Equity Plan and may receive all types of awards, other than incentive stock options.
Incentive stock options may be granted under our 2021 Equity Plan only to our employees (including officers) and employees of our subsidiary corporations (as determined in accordance with Section 422 and Section 424 of the Code). As of [•], 2025, we had approximately [50] employees who would be eligible to receive awards under our 2021 Equity Plan.
Terms and Conditions of Awards
All Awards
Generally, the Plan Administrator will determine the terms of all awards under our 2021 Equity Plan, including the vesting and acceleration of vesting of awards, provisions for the withholding of taxes, and payment of amounts in lieu of cash dividends or other cash distributions with respect to our common stock subject to awards.
Awards Requiring Exercise
Incentive stock options and, except as otherwise provided in the applicable award agreement, nonqualified stock options, may not be transferred other than by will or the laws of descent and distribution, and during an employee’s lifetime may be exercised only by the employee or the employee’s guardian or legal representative. Upon the cessation of a participant’s employment with us, an award requiring exercise will cease to be exercisable and will terminate and all other unvested awards will be forfeited, except that:
•
All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s termination of service with us other than for Cause (as defined in our 2021 Equity Plan) will, except as otherwise set forth in the option award agreement, remain exercisable for the lesser of (i) three (3) months, or (ii) the period ending on the latest date such stock option or SAR could have been exercised;

•
All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s termination of service with us due to death will remain exercisable for the lesser of (i) the one-year period ending with the first anniversary of the participant’s termination, or (ii) the period ending on the latest date on which such stock option or SAR could have been exercised (provided that a participant’s service will be deemed to have terminated due to death if the participant dies within three (3) months (or such other period provided by the participant’s award agreement) after the participant’s termination of service); and

•
All stock options and SARs held by a participant which were exercisable immediately prior to the participant’s termination of service with us due to Disability (as defined in our 2021 Equity Plan) will remain exercisable for the lesser of (i) the one (1) year period ending with the first anniversary of the participant’s termination, or (ii) the period ending on the latest date on which such stock option or SAR could have been exercised.

The exercise price (or base value from which appreciation is to be measured) of each award requiring exercise will be 100% of the fair market value of the common stock subject to such award, as determined on the effective date of the grant, or such higher amount as the Plan Administrator may determine; provided that incentive stock options granted to participants who own our stock and possess more than ten percent (10%) of the total combined voting power of all classes of our stock or any parent corporation, subsidiary corporation, or affiliate (a “Ten Percent Holder”) must have an exercise price per share not less than 110% of the fair market value of a share of our common stock on the effective date the incentive stock option is granted. Fair market value will be determined by the Plan Administrator consistent with the applicable requirements of Section 409A of the Code.

Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of grant. Incentive stock options granted to a Ten Percent Holder will have a maximum term not to exceed five (5) years from the date of grant.
Effect of a Change in Control
In the event of a Change in Control each outstanding award shall be subject to the definitive agreement entered into by us in connection with the Change in Control.
The Equity Incentive Plan defines a “Change in Control” as the occurrence of any one or a combination of the following:
(i)
any “person” becomes the “beneficial owner,” directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total fair market value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the effective date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a participating company, or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)
a transaction in which the stockholders of the Company immediately before the transaction do not retain immediately after the transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors; or

(iii)	a date specified by the “committee” following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction in which a majority of the members of the Board of Directors of the continuing, surviving, or successor entity, or parent thereof, immediately after such transaction is comprised of incumbent directors.
However, in certain instances, the term “Change in Control” may be given a more limited meaning. If an amount treated as nonqualified deferred compensation within the meaning of Section 409A of the Code would become payable under the Plan upon, or on a date specified in relation to, a change in control event, that event must qualify as a change in the ownership or effective control of the Combined Entity or in the ownership of a substantial portion of the assets of the Combined Entity within the meaning of Section 409A.
Changes in and Distributions with Respect to Our Common Stock
In the event of a merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change affecting our common stock, or in the event of payment of a dividend or distribution to our stockholders in a form other than common stock (excepting regular, periodic cash dividends) that has a material effect on the fair market value of shares of our stock, the Plan Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under our 2021 Equity Plan, to the maximum number of shares that may be issued upon the exercise of incentive stock options, to the maximum number of shares that may be issued with respect to stock options that are not incentive stock options, and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards then outstanding or subsequently granted, and to any exercise price or purchase price relating to awards in order to prevent dilution or enlargement of participants’ rights under our 2021 Equity Plan.
Effect of Section 280G and Section 4999 of the Code in Connection with a Change in Control
If any acceleration of vesting pursuant to an award granted under our 2021 Equity Plan and any other payment or benefit received or to be received by a participant in our 2021 Equity Plan would subject the participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment, or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the participant to taxation under Section 409A, the participant may elect to reduce the amount of any acceleration of vesting called for under the award in order to avoid such characterization.
Clawback Policy
The Plan Administrator may specify in any award agreement that an award granted under our 2021 Equity Plan and the participant’s rights, payments, and benefits with respect to such award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of the award. Such events may include, but are not limited to, termination of the participant’s service for Cause (within the meaning of our 2021 Equity Plan) or any act by the participant, whether before or after termination of service, that would constitute Cause for termination of service, or any accounting restatement due to material noncompliance with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, awards granted under our 2021 Equity Plan are subject to our Dodd-Frank Clawback Policy and to any other applicable law, stock exchange listing standard, or policy adopted by us.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise, and vesting of awards under our 2021 Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, or payroll tax considerations. This summary further assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option or the disposition of the shares acquired on exercise of the option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to individuals designated in those Sections. Finally, if incentive stock options (granted under all of our stock plans, including our 2021 Equity Plan) first become exercisable by a participant in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock options in respect of those excess shares will be treated as non-qualified stock options for federal income tax purposes.
No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (a “non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same excess amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain individuals designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain individuals designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for restricted stock forfeited subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain individuals designated in those Sections.
RSUs. A participant will not be subject to tax upon the grant or vesting of a RSU award. Rather, upon the delivery of shares or cash pursuant to a RSU award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain individuals designated in those Sections.
2021 Equity Plan Aggregate Outstanding Grants and New Benefits
As of [•], 2025, outstanding awards under our 2021 Equity Plan are held by, or approved to be granted to, the following named individuals and groups:

Name	Stock Options (Number of Shares)	Restricted Stock Units (Number of Shares)
Matthew Fisch(1)	0	0
Andrew S. Hughes	0	[•]
Conor B. Tierney	0	[•]
All current executive officers as a group	0	[•]
All Non-Employee Directors	0	[•]
All other employees	0	[•]
Total	0	[•]

(1)	Mr. Fisch received an initial equity grant under our 2023 CEO Inducement Grant Plan and the equity grant Mr. Fisch received under the 2021 Equity Incentive Plan has fully vested.
As of [•], 2025, there were approximately [50] employees who would be eligible to receive awards under our 2021 Equity Plan. Because it will be within the Compensation Committee’s discretion to determine which employees will receive awards under our 2021 Equity Plan and the types and amounts of those awards, it is not possible at present to specify the persons to whom awards will be granted in the future or the amounts and types of individual grants. However, it is anticipated that, among others, all of our current executive officers, including our named executive officers, will receive restricted stock unit and performance share unit awards under our 2021 Equity Plan.

Equity Compensation Plan Information
The table below provides information relating to our equity compensation plans, including individual compensation arrangements, under which our common stock is authorized for issuance as of December 31, 2024, as adjusted for stock splits:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
2023 CEO Inducement Grant Plan	84,374	$0	0
2021 Equity Incentive Plan	299,812(1)	$0	706,520(2)
2016 Stock Plan	128,848(3)	$13.19	0(4)
2014 US LADAR Inc. Equity Incentive Plan	11,007(5)	$3.02	0(6)
2022 Employee Stock Purchase Plan	0	$0	12,061(7)
Equity compensation plans not approved by security holders	—	—	—
Total	524,041		718,581

(1)
Represents 299,812 shares of common stock issuable upon the settlement of outstanding restricted stock units granted under the 2021 Equity Incentive Plan as of December 31, 2024. As of [•], 2025, no stock options had been issued under the 2021 Equity Incentive Plan.

(2)
To the extent that outstanding awards under the 2021 Equity Incentive Plan are forfeited, canceled, reacquired by the Company, satisfied without the issuance of shares of common stock, or are otherwise terminated (other than by exercise or vesting), such shares subject to such awards will be available for future issuance under the 2021 Equity Incentive Plan. In addition, the number of shares of common stock reserved for issuance under the 2021 Equity Incentive Plan were increased by 406,024 shares after December 31, 2024, representing 3% of the common stock issued and outstanding calculated on a fully diluted basis as of December 31, 2024, and will be cumulatively increased on each January 1 hereafter, through and including January 1, 2031, by a number of shares of common stock of up to 3% of the number of shares of common stock issued and outstanding calculated on a fully-diluted basis on the immediately preceding December 31. The number here does not reflect the increase in shares available for grant occurring after December 31, 2024.

(3)
Represents 128,848 shares of common stock issuable upon settlement of outstanding restricted share units and shares of common stock issuable upon the exercise of outstanding stock options as of December 31, 2024 under the 2016 Stock Plan. To the extent that outstanding awards under the 2016 Stock Plan are forfeited, canceled, reacquired by the Company, satisfied without the issuance of shares of common stock, or are otherwise terminated (other than by exercise or vesting), such shares subject to such awards will not be available for future issuance under the 2016 Stock Plan or any other equity plan.

(4)	No further shares of common stock will be issued under the 2016 Stock Plan.
(5)
Represents 11,007 shares of common stock issuable upon the exercise of outstanding stock options as of December 31, 2024 under the 2014 US LADAR Inc. Equity Incentive Plan. To the extent that outstanding awards under the 2014 US LADAR Inc. Equity Incentive Plan are forfeited, canceled, reacquired by the Company, satisfied without the issuance of shares of common stock, or are otherwise terminated (other than by exercise or vesting), such shares subject to such awards will not be available for future issuance under the 2014 US LADAR Inc. Equity Incentive Plan or any other equity plan.

(6)	No further shares of common stock will be issued under the 2014 US LADAR Inc. Equity Incentive Plan.
(7)
Represents the number of shares available for issuance as of December 31, 2024 under the Employee Stock Purchase Plan. In addition, the number of shares of common stock reserved for issuance under the 2022 Employee Stock Purchase Plan were increased by 135,341 shares after December 31, 2024, representing 1% of the common stock issued and outstanding calculated on a fully diluted basis as of December 31, 2024, and will be cumulatively increased on each January 1 hereafter, through and including January 1, 2032, by a number of shares of common stock of up to 1% of the number of shares of common stock issued and outstanding calculated on a fully-diluted basis on the immediately preceding December 31. The number here does not reflect the increase in shares available for grant occurring after December 31, 2024.

Effective Date; Term
If the Equity Plan Amendment is approved by our stockholders, the share increase to our 2021 Equity Plan will be effective immediately. No award will be granted under our 2021 Equity Plan on or after the tenth anniversary of the earlier of our 2021 Equity Plan being initially approved by our Board of Directors or our stockholders. Any award outstanding under our 2021 Equity Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.

Vote Required for Approval
Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast by our stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal. Brokers do not have authority to vote on Proposal 3 without instructions from the beneficial owner.
Recommendation of the Board of Directors
A majority of our Board of Directors recommends that you vote on the WHITE universal proxy card “FOR” the approval of the equity plan amendment to increase the number of shares of common stock issuable under our 2021 Equity Incentive Plan.

AUDIT COMMITTEE REPORT
The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. The Audit Committee’s specific responsibilities are set forth in its charter. The Audit Committee acts only in an oversight capacity and relies on the work and assurances of management, who have primary responsibility for our financial statements, as well as the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.
In fulfilling these responsibilities, the Audit Committee appointed KPMG LLP (“KPMG”) on April 8, 2024 as our independent registered public accounting firm for the fiscal year ended December 31, 2024, and reviewed with KPMG their audit scope and plan. In reaching its recommendation, the Audit Committee considered the qualifications of KPMG and has received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed its independence with members of KPMG.
The Audit Committee has reviewed the Company’s consolidated financial statements for its fiscal year ended December 31, 2024, and met with our management team, as well as with representatives of KPMG, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of KPMG the matters required to be discussed by the applicable requirements of the PCAOB, including Auditing Standard No. 1301.
Based on the review and discussions described above, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements for its fiscal year ended December 31, 2024 be included in its Annual Report on Form 10-K for its 2024 fiscal year and filed with the SEC.
Members of the Audit Committee
Timothy J. Dunn, Chair
Prof. Dr. Bernd Gottschalk
Jonathon B. Husby
The information contained in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS
The following sets forth certain information as of [•], 2025 regarding our named executive officers.

Name	Age	Position(s)
Matthew Fisch	56	Chairman of the Board and Chief Executive Officer
Andrew S. Hughes	59	General Counsel and Secretary
Conor B. Tierney	47	Chief Financial Officer and Treasurer

The biography for Matthew Fisch is provided above in “Board of Directors – Our Board of Directors” on page 8.
Andrew S. Hughes has served as our General Counsel and Secretary since the closing of the Transactions and joined AEye Technologies in March 2021 as General Counsel. Mr. Hughes has over 30 years of legal experience and prior to joining us, he was the General Counsel for the Americas at Renesas Electronics Corporation (TSE: 6723), a global automotive and industrial semiconductor manufacturer, from 2017 through 2021. From 2015 to 2017, he was the General Counsel and Corporate Secretary at Intersil Corporation (NASDAQ: ISIL), a power management semiconductor solutions provider. During his career, Mr. Hughes has also served as General Counsel and Corporate Secretary at Ikanos Communications, Inc. (NASDAQ: IKAN), Bell Microproducts, Inc. (NASDAQ: BELM), and LSI Logic Corporation (NYSE: LSI), and served as a Division Counsel at Harris Corporation (NYSE: HRS) as well as a partner at a regional law firm in Southern California. Mr. Hughes holds a B.A. degree from the University of California, Los Angeles, and a J.D. and M.B.A. from Santa Clara University.
Conor B. Tierney has served as our Chief Accounting Officer since January 2022 and Chief Financial Officer since March 2023. Mr. Tierney has over 20 years of financial experience and prior to joining us, Mr. Tierney served as the Head of Finance at Wing Aviation LLC (NASDAQ: GOOG), Alphabet’s drone delivery service from 2018 through to 2021. Mr. Tierney also served in various positions at Glu Mobile Inc. (NASDAQ: GLUU), a free-to-play mobile gaming company, from 2009 to 2018, including Corporate Controller. Prior to Glu, Mr. Tierney served at Deloitte & Touche L.L.P. in their Transactions Services Team from 2008 to 2009. During his career, Mr. Tierney also served as an auditor at Price Waterhouse L.L.P., where he focused primarily on semiconductor clients and initial public offerings from 2005 to 2007. He holds a B.S. in Accounting from University College Cork, is an Irish Chartered Accountant, and a Certified Public Accountant (Inactive).

EXECUTIVE COMPENSATION
This section sets forth the compensation of our principal executive officer and our other two most highly compensated executive officers for the fiscal year ended December 31, 2024 (our “NEOs”). Our NEOs are:
•	Matthew Fisch, our Chairman and Chief Executive Officer;
•	Andrew S. Hughes, our General Counsel and Secretary; and
•	Conor B. Tierney, our Chief Financial Officer and Treasurer.
As an “emerging growth company” under the JOBS Act, we are permitted to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. Accordingly, we have not included in this section a compensation discussion and analysis of our executive compensation programs or tabular compensation information other than the “Summary Compensation Table” and the “Outstanding Equity Awards at Fiscal Year-End” table below. In addition, for so long as we are an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” votes.
SUMMARY COMPENSATION TABLE
The following table sets forth the compensation of our NEOs for our fiscal year ended December 31, 2024 (referred to herein as fiscal year 2024) and our fiscal year ended December 31, 2023 (referred to herein as fiscal year 2023).

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All other compensation ($)(3)	Total Compensation ($)
Matthew Fisch Chairman and Chief Executive Officer	2024	$500,000	$344,470	—	$109,375	$517,592	$1,471,437
	2023	$422,349	$4,605,800	—	$329,538	$14,574	$5,372,261
Andrew S. Hughes General Counsel and Secretary	2024	$385,000	$63,983	—	$164,227	$402,250	$1,015,460
	2023	$371,875	$283,629	—	$181,961	$15,250	$852,715
Conor B. Tierney Chief Financial Officer and Treasurer	2024	$330,000	$164,372	—	$46,922	$347,586	$888,880
	2023	$318,472	$609,200	—	$142,393	$15,250	$1,085,315

(1)
Represents the aggregate grant date fair value of stock awards granted, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB Topic 718”). For 2024, each of the stock awards consist of grants of RSUs granted pursuant to the 2021 Equity Plan. Terms of the 2024 RSUs are summarized in “Elements of Executive Compensation—Equity Awards During 2024,” below. The fair value of each RSU is measured based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)	Represents amounts earned under our annual cash bonus program for the year indicated (see “Elements of Executive Compensation— Annual Cash Bonus,” below).
(3)
Represents the Company’s contribution to each NEO’s account in the Company’s 401(k) plan and the payment of previously disclosed retention bonuses that were earned as of December 31, 2024, in the amount of $500,000 for Mr. Fisch, $385,000 for Mr. Hughes, and $330,000 for Mr. Tierney, and in the case of Mr. Fisch and Mr. Tierney, a $342 and $336 reimbursement for gym membership, respectively.

ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective executive team, when considered in combination with the other components of our executive compensation program. The relative levels of base salary for our NEOs are designed to reflect each NEO’s scope of responsibility and accountability. The base salary paid to each of our NEOs for 2024 is set forth in the “Summary Compensation Table” above.
Annual Cash Bonus
We provide our NEOs with short-term incentive compensation through an annual cash bonus program. The annual cash bonus program holds the NEOs accountable to business and individual objectives, rewards the NEOs based on actual business results, and helps sustain a “pay for performance” culture. For fiscal year 2024, the annual bonus targets were set by our Compensation Committee as follows: for Mr. Fisch, 100% of his base salary; for Mr. Hughes, 65% of his base salary; and for Mr. Tierney, 65% of his base salary.
At the beginning of 2024, our Compensation Committee, on the recommendations of management, set corporate goals and objectives for the year. In early 2025, our Compensation Committee, based on management’s recommendation, determined that management had achieved some, but not all of the corporate goals for 2024 and funded a bonus pool at that level. Each of Messrs. Fisch, Hughes, and Tierney received a percentage of their bonus target, which equated to $437,500 for Mr. Fisch, $218,969 for Mr. Hughes, and $187,688 for Mr. Tierney. However, the Compensation Committee, with input from management, allocated a portion of the total bonus payout for each NEO between cash and the RSUs, as reflected below. The amounts reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above reflect the cash portion of the short-term incentive compensation, and the amounts reflected in the “Stock Awards” column reflect the equity portion of the short-term incentive compensation for each NEO in fiscal year 2024.
Equity Awards For Fiscal Year 2024
During fiscal year 2024, none of our NEOs received any equity awards, however, each of our NEOs did receive an equity award in early 2025 for performance in 2024 under the Company’s short-term incentive compensation program.
Restricted Stock Units
In early 2025, each of our NEOs received an award of RSUs granted from our 2021 Equity Plan in recognition of achievement under the Company’s short-term incentive compensation program for 2024.
Mr. Fisch received an award of 351,500 RSUs, Mr. Hughes received an award of 58,700 RSUs, and Mr. Tierney received an award of 150,800 RSUs. All of these RSUs vested, in full, as of February 15, 2025.
The Company generally intends to grant annual equity awards pursuant to our 2021 Equity Plan to senior management, including our NEOs.
EMPLOYMENT AGREEMENTS WITH OUR NEOS
Other than a standard Employee Proprietary Information and Invention Agreement (“EPIIA”) that is signed by each of our employees at the commencement of their employment, including our NEOs, we do not have employment agreements with any of our NEOs. Each NEO is employed on at “at-will” basis. However, our Compensation Committee did provide each of our NEOs with a Change in Control Severance Agreement that provides in the event of a defined change in control and a separation from service, also known as a “double trigger,” the NEO would be entitled to 1.5 times annual base pay and target bonus, prorated target bonus for the year in which the separation from service occurred, an acceleration of all granted but unvested equity awards, and paid health insurance premiums for 18 months from the separation of service. In addition, in 2023, our Compensation Committee provided each of our NEOs with a retention agreement that provides each NEO with a lump sum payment equal to each NEOs respective annual base salary if the NEO remains employed by us and maintains satisfactory job performance through December 31, 2024. Each of our NEOs satisfied the conditions required by the retention agreements and were paid the lump sum payment equal to each NEOs’ respective annual base salary.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth the outstanding equity awards held by each of our NEOs as of December 31, 2024.

	Share-based awards
Name	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Matthew Fisch	84,374(2)	$107,155
Andrew S. Hughes	466(3)	$592
	8,179(4)	$10,387
	1,056(5)	$1,341
	10,419(6)	$13,232
Conor B. Tierney	13,890(7)	$17,640
	10,419(8)	$13,232
	3,125(9)	$3,969

(1)	The value of each unvested restricted stock unit is based on the closing price of our common stock on December 31, 2024, which was $1.27.
(2)	This grant shall continue to vest at the rate of 9,375 RSUs on the 15th day of the second month of every calendar quarter until fully vested.
(3)	This grant shall continue to vest at the rate of 155 RSUs on the 15th day of every month until fully vested.
(4)	This grant shall continue to vest at the rate of 817 RSUs on the 15th day of every month until fully vested.
(5)	This grant shall continue to vest at the rate of 1,056 RSUs on the 15th day of the second month of every calendar quarter until fully vested.
(6)	This grant shall continue to vest at the rate of 2,083 RSUs on the 15th day of the second month of every calendar quarter until fully vested.
(7)	This grant shall continue to vest at the rate of 2,778 RSUs on the 15th day of the second month of every calendar quarter until fully vested.
(8)	This grant shall continue to vest at the rate of 2,083 RSUs on the 15th day of the second month of every calendar quarter until fully vested.
(9)	This grant shall continue to vest at the rate of 625 RSUs on the 15th day of the second month of every calendar quarter until fully vested.
RETIREMENT PLAN AND EMPLOYEE BENEFITS
All of our U.S. employees are eligible to participate in broad-based and comprehensive employee benefit programs, including medical, dental, vision, life and disability insurance, and a 401(k) plan with Company contributions. Our NEOs are eligible to participate in these plans on the same basis as our other employees and do not participate in executive level benefit programs. Other than our 401(k) plan, we do not sponsor or maintain any deferred compensation or retirement plans. The Company contributions to the 401(k) plan on behalf of each NEO in fiscal year 2024 are included in the “Summary Compensation Table” above under the column “All Other Compensation.”
TERMINATION AND CHANGE IN CONTROL PROVISIONS
Employment Agreements with our NEOs
A description of the severance payments and benefits to be provided to our NEOs, including in respect of equity awards held by our NEOs, in connection with certain terminations of employment both in connection with a change in control and not in connection with a change in control, is set forth in “Employment Agreements with our NEOs” above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation.”
EMPLOYMENT RELATIONSHIP
From November 2016 until December 15, 2023, we employed Miguel Dussan, a sibling of our Company’s director and former Chief Technology Officer, who was our Director, Human Resources. In 2023, Mr. Dussan received total cash compensation of $149,000. In 2023, Mr. Dussan was granted 333 RSUs that vested over three quarters and 1,666 RSUs that vest over three years. In addition, he participated in all other benefits that the Company generally offers to all of its employees.
INDEMNIFICATION UNDER CERTIFICATE OF INCORPORATION AND BYLAWS; INDEMNIFICATION AGREEMENTS
Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”), subject to certain exceptions contained in our Bylaws. In addition, our Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.
We have also entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements.
POLICY REGARDING RELATED PARTY TRANSACTIONS
Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on NASDAQ. The purpose of the policy is to describe the procedures used to identify, review, approve, and disclose, if necessary, any transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which (i) we were, are, or will be a participant, (ii) the aggregate amount involved exceeds $120,000, and (iii) a related person has or will have a direct or indirect material interest, in each case, other than compensation arrangements approved by our Board of Directors. For purposes of the policy, a related person is (a) any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of us or a nominee to become a director, (b) any person who is known to be the beneficial owner of more than 5% of our voting securities, (c) any immediate family member of any of the foregoing persons sharing the same household as such person, or (d) any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position, or in which such person has a 5% or greater beneficial ownership interest. Our Audit Committee reviews and approves, or ratifies, each related party transaction, taking into account whether the terms are comparable to those that would be obtained in an arm’s length transaction, the extent of the related person’s interest, and other relevant factors. If advance approval of a related party transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the General Counsel, subject to ratification by our Audit Committee at its next regularly scheduled meeting. No director may participate in approval of a related party transaction for which he or she is a related person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of the common stock as of [•], 2025, by:
•	each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the common stock;
•	each Named Executive Officer and director of the Company; and
•	all current executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person or entity has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership percentages set forth in the table below are based on [•] shares of common stock issued and outstanding as of [•], 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to equity awards held by the person that are currently exercisable, or would be exercisable or would vest based on service-based vesting conditions within 60 days of [•], 2025. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock and preferred stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common stock	Percent Owned
Directors and Named Executive Officers:
Timothy J. Dunn(2)	[•]	*
Luis C. Dussan(3)	[•]	[•]%
Matthew Fisch(4)	[•]	[•]%
Prof. Dr. Bernd Gottschalk(5)	[•]	*
Jonathon B. Husby(6)	[•]	*
Sue E. Zeifman(7)	[•]	*
Andrew S. Hughes(8)	[•]	*
Conor B. Tierney(9)	[•]	*
All directors and executive officers as a group (9 individuals)(10)	[•]	[•]%
Five Percent Holders:
None

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o AEye, Inc., 4670 Willow Road, Suite 125, Pleasanton, CA 94588.
(2)
Consists of [•] shares of common stock held of record by Mr. Dunn, [•] shares of common stock held of record by the Dunn Family Trust U/A/D 7/10/2001, for which Mr. Dunn serves as a trustee, and options to purchase [•] shares of common stock.

(3)
Consists of [•] shares of common stock held of record by Mr. Dussan, [•] held by the Luis Dussan Trust A U/A/D 5/18/2022, for which Mr. Dussan is the trustee and beneficiary, [•] held by the Jennifer Dussan Trust A U/A/D 5/18/2022, for which Mr. Dussan’s spouse is the beneficiary and Mr. Dussan is the trustee, and [•] shares of common stock held of record by the Luis Carlos Dussan Family Trust dated January 20, 2021, however, with respect to the shares held in this trust, Mr. Dussan disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(4)	Consists of [•] shares held of record by Mr. Fisch and [•] shares of common stock subject to equity awards held by Mr. Fisch that are expected to vest within 60 days of [•], 2025.
(5)	Consists of [•] shares of common stock held of record by Prof. Dr. Gottschalk and options to purchase [•] shares of common stock.
(6)	Consists of [•] shares of common stock held of record by Mr. Husby.
(7)	Consists of [•] shares of common stock held of record by Ms. Zeifman.
(8)	Consists of [•] shares of common stock held of record by Mr. Hughes and [•] shares of common stock subject to equity awards held by Mr. Hughes that are expected to vest within 60 days of [•], 2025.
(9)	Consists of [•] shares of common stock held of record by Mr. Tierney and [•] shares of common stock subject to equity awards held by Mr. Tierney that are expected to vest within 60 days of [•], 2025.
(10)	Consists of [•] shares of common stock held of record and [•] shares of common stock subject to equity awards that are expected to vest and/or be exercisable within 60 days of [•], 2025.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2026 Annual Meeting must submit their proposals to the Company at the physical address provided below on or before [•], 2025. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2026 proxy statement.
In accordance with our Bylaws, in order to be properly brought before the 2026 Annual Meeting, regardless of inclusion in our proxy statement, notice of a matter a stockholder wishes to present, including any director nominations, must be delivered to the Company at the physical address provided below, not less than 90 nor more than 120 days prior to the first anniversary date of this year’s annual meeting, which would be no earlier than January [•], 2026 and no later than February [•], 2026. If, however the date of the meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than 90 days prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or 10th day following the day on which public announcement of the date of such meeting is first made by the us. The stockholder must also provide all of the information required by our Bylaws.
AEye, Inc.
Corporate Secretary
4670 Willow Road, Suite 125
Pleasanton, CA 94588
HOUSEHOLDING
The SEC allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Householding is the term used to describe the practice of delivering a single set of notices, proxy statements, and annual reports to any household at which two or more stockholders reside. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. Householding will continue until you are notified otherwise or you submit contrary instructions.
The Company will promptly deliver an additional copy of any such document to any stockholder who writes the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notice, proxy statement, and annual report, you may contact us to request delivery of a single copy of these materials. Stockholders of record who currently receive multiple copies of the annual report and proxy statement at their address who would prefer that their communications be householded, or stockholders of record who are currently participating in householding and would prefer to receive separate copies of our proxy materials, should also contact us. Any such written requests should be directed to the Company at the following physical address or email address:
AEye, Inc.
Corporate Secretary
4670 Willow Road, Suite 125
Pleasanton, CA 94588
Email: legal@aeye.ai
(925) 400-4366
ANNUAL REPORT ON FORM 10-K
A copy of our annual report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, is available to stockholders without charge upon written request directed to Corporate Secretary, AEye, Inc., 4670 Willow Road, Suite 125, Pleasanton, CA 94588, by phone at (925) 400-4366, or by email at legal@aeye.ai. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

OTHER MATTERS
The Board does not intend to present at the Annual Meeting any business other than set forth in this proxy statement. The Dissident Group has separately notified us of their intent to present the Proposed Floor Proposal (described above) at the Annual Meeting. The Proposed Floor Proposal was not submitted under Rule 14a-8 under the Exchange Act, and accordingly, the Proposed Floor Proposal may be presented at the meeting but are not included in this Proxy Statement. If the Proposed Floor Proposal is properly brought before our Annual Meeting, the proxy holders will have, and intend to exercise, discretionary voting authority under Rule 14a-4(c) under the Exchange Act with respect to shares represented by all proxies received by the Board AGAINST the Proposed Floor Proposal. If any other matter is presented at the Annual Meeting which under applicable proxy regulations need not be included in this proxy statement or which the Board did not know a reasonable time before this solicitation would be presented, and if such matter is permitted as a matter of law, the persons identified as the named proxy holders in the accompanying proxy card will have authority to vote proxies with respect to such matter in their discretion.

By order of the Board of Directors,

/s/ Andrew S. Hughes

Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary
[•], 2025

ANNEX A
AMENDED AND RESTATED
AEYE, INC.
2021 EQUITY INCENTIVE PLAN

AEye, Inc.
2021 Equity Incentive Plan
1. Establishment, Purpose and term of Plan.
1.1 Establishment. The AEye, Inc. 2021 Equity Incentive Plan (the “Plan”) is hereby established effective as of August 16, 2021, the date of the closing of the transactions contemplated by that certain merger agreement entered into by and among AEye, Inc. (f/k/a CF Finance Acquisition Corp. III, Inc.), Meliora Merger Sub, Inc., and AEye Technologies, Inc. (f/k/a AEye, Inc.), following the Plan’s approval by the stockholders of the Company (the “Effective Date”).
1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.
1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date that the Plan was approved by the Board or the stockholders of the Company.
2.	Definitions and Construction.
2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the Securities Act.
(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.
(d) “Board” means the Board of Directors of the Company.
(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.
(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).
(g) “Cause” means any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement (except with respect to a disclosure protected by applicable law); or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(h) “Change in Control” means the occurrence of any one or a combination of the following:
(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.
(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.
(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board. Unless the Board specifically determines otherwise, each member of the Committee shall, at the time it takes any action with respect to an Award under the Plan, be a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” under the rules of any stock exchange on which the Stock is listed. However, the fact that a Committee member shall fail to qualify as “non-employee director” or an “independent director” shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.

(k) “Company” means AEye, Inc., a Delaware corporation, and any successor corporation thereto.
(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.
(m) “Director” means a member of the Board.
(n) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
(p) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A or Section 422 of the Code to the extent applicable.
(s) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(u) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
(v) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(w) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).
(x) “Nonemployee Director” means a Director who is not an Employee.
(y) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.
(z) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.
(aa) “Officer” means any person designated by the Board as an officer of the Company.
(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(cc) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.
(dd) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(ee) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(ff) “Participant” means any eligible person who has been granted one or more Awards.
(gg) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(hh) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
(ii) “Performance Award” means an Award of Performance Shares or Performance Units.
(jj) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
(kk) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
(ll) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(mm) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(nn) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(oo) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(pp) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.
(qq) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.
(rr) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.
(ss) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(tt) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.
(uu) “Section 409A” means Section 409A of the Code.
(vv) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(ww) “Securities Act” means the Securities Act of 1933, as amended.
(xx) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(yy) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.
(zz) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).
(aaa) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(bbb) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(ccc) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(ddd) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.
2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3. Administration.
3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.
3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
(b) to determine the type of Award granted;
(c) to determine the Fair Market Value of shares of Stock or other property;
(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;
(f) to approve one or more forms of Award Agreement;
(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and
(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.5 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.
3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4. Shares Subject to Plan.
4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to (i) 514,681 shares, plus (ii) 533,333 shares effective May 3, 2023, plus (iii) 2,500,000 shares effective [•], 2025, plus (iv) an annual increase, effective as of the first day of the Company’s fiscal year beginning in the year following the fiscal year in which the Company’s stockholders approved the Plan and the first day of each subsequent fiscal year through and including the first day of the Company’s fiscal year beginning on the tenth (10th) anniversary of the commencement of such annual increase, equal to (A) for the first annual increase, the lesser of (i) five percent (5%) of the number of shares of Stock outstanding as of the conclusion of the Company’s immediately preceding fiscal year, or (ii) such amount, if any, as the Board may determine, and (B) thereafter, the lesser of (i) three percent (3%) of the number of shares of Stock outstanding as of the conclusion of the Company’s immediately preceding fiscal year, or (ii) such amount, if any, as the Board may determine, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 and Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.
4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the annual increase set forth in Section 4.1, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion and in accordance with Section 409A and Section 424 of the Code to the extent applicable. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of equity awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code, without reducing the number of shares otherwise available for issuance under the Plan. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.
5. Eligibility, Participation And Award Limitations.
5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3 Incentive Stock Option Limitations.
(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 15,440,430 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.
(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.
(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.
5.4 Nonemployee Director Award Limit. Annual compensation awarded to any Nonemployee Director during each calendar year, including both shares of Stock subject to Awards and any cash fees paid to such Nonemployee Director (but excluding any cash retainer fees, including cash retainer fees converted into equity awards at the election of the Nonemployee Director, expense reimbursements or distributions from any deferred compensation program applicable to the Nonemployee Director), may not exceed $750,000 in total value, or $1,000,000 in the calendar year in which any Nonemployee Director is initially elected to the Board (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).
6. Stock Options.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.
6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
6.3 Payment of Exercise Price.
(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) if permitted by the Committee, by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b) Limitations on Forms of Consideration.
(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.
6.4 Effect of Termination of Service.
(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee or in an Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service for any reason other than Cause.
(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the

Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) or an Award Agreement is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.
7. Stock Appreciation Rights.
Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A.
7.3 Exercisability and Term of SARs.
(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR;

provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.
7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee and set forth in the Award Agreement, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion. The Company may elect to discontinue the deemed exercise of SARs pursuant to this Section 7.5 at any time upon notice to a Participant or to apply the deemed exercise feature only to certain groups of Participants. The deemed exercise of a SAR pursuant to this Section 7.5 shall apply only to a SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.
7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee or in an Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
8. Restricted Stock Awards.
Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
9. Restricted Stock Units.
Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement or an Election (as defined in Section 15.2). Notwithstanding the foregoing, the Committee, in its discretion, may provide in an Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10. Performance Awards.
Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in

Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:
(a) Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:
(i) revenue;
(ii) sales;
(iii) expenses;
(iv) operating income;
(v) gross margin;
(vi) operating margin;
(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
(viii) pre-tax profit;
(ix) net operating income;
(x) net income;
(xi) economic value added;

(xii) free cash flow;
(xiii) operating cash flow;
(xiv) balance of cash, cash equivalents and marketable securities;
(xv) stock price;
(xvi) earnings per share;
(xvii) return on stockholder equity;
(xviii) return on capital;
(xix) return on assets;
(xx) return on investment;
(xxi) total stockholder return;
(xxii) employee satisfaction;
(xxiii) employee retention;
(xxiv) market share;
(xxv) customer satisfaction;
(xxvi) product development;
(xxvii) research and development expenses;
(xxviii) completion of an identified special project;
(xxix) completion of a joint venture or other corporate transaction; and
(xxx) personal performance objectives established for an individual Participant or group of Participants.
Notwithstanding the foregoing, the Committee retains discretion to select any other Performance Measures whether or not listed herein.
(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.
10.5 Settlement of Performance Awards.
(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.
(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.
(d) Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement or an Election. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
11. Cash-Based Awards And Other Stock-Based Awards.
Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in

Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.
11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines and set forth in the Award Agreement. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.
11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.
11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.
11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.
12. Standard Forms of Award Agreement.
12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a Company-executed Award Agreement, which execution may be evidenced by electronic means.
12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
13. Change In Control.
13.1 Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide in an Award Agreement or otherwise for any one or more of the following:
(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.
(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable, with appropriate adjustments in accordance with Section 4.3. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without notice or payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards or, if determined by the Committee and in compliance with Section 409A, as soon as practicable following the date of the Change in Control.
(d) Adjustments and Earnouts. In making any determination pursuant to this Section 13.1 in the event of a Change in Control, the Committee may, in its discretion, determine that an Award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of the Company's Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.
13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b) or otherwise restricted by Section 409A, shall be settled effective immediately prior to the time of consummation of the Change in Control.
13.3 Federal Excise Tax Under Section 4999 of the Code.
(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
(b) Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.
14. Compliance with Securities Law.
The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. Compliance with Section 409A.
15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:
(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.
(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.
Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.
15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A and the Company, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:
(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.
(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.
(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.
(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.
(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(vi) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.
(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.
(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:
(i) The Participant’s “separation from service” (as defined by Section 409A);
(ii) The Participant’s becoming “disabled” (as defined by Section 409A);
(iii) The Participant’s death;
(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;
(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or
(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).
(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.
(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum or commence upon the determination that the Participant has become disabled.
(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.
(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.
(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.
16. Tax Withholding.
16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.
17. Amendment, Suspension or Termination of Plan.
The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
18. Miscellaneous Provisions.
18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
18.2 Forfeiture Events.
(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.
(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.
18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4 or another provision of the Plan.
18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.
18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
18.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.
IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Amended and Restated AEye, Inc. 2021 Equity Incentive Plan as duly adopted by the Board on March 6, 2025.

/s/ Andrew S. Hughes
Andrew S. Hughes, Secretary

c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA 15230

VOTE BY TELEPHONE

Please have your WHITE universal proxy card available when you call the **toll-free number 1-888-693-8683** using a touch-tone telephone and follow the simple directions that will be presented to you.

VOTE BY INTERNET

Please have your WHITE universal proxy card available when you access the website **www.cesvote.com** and follow the simple directions that will be presented to you.

VOTE BY MAIL

Please mark, sign and date your WHITE universal proxy card and return it in the **postage-paid envelope** provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS WHITE UNIVERSAL PROXY CARD TODAY!

Control Number ➔

If submitting your WHITE universal proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

AEYE, INC.

WHITE UNIVERSAL PROXY CARD

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting – [●], 2025

Matthew Fisch and Andrew S. Hughes, or either of them, each with the power of substitution, are hereby appointed as Proxies and authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2025 Annual Meeting of Stockholders of AEye, Inc. to be held on [●], 2025 or at any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. PROXIES CANNOT BE VOTED "FOR" MORE THAN TWO (2) NOMINEES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED, IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, "FOR" EACH OF THE BOARD-RECOMMENDED CLASS I NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any continuation, adjournment, or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Signature

Date

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

(Continued and to be marked on the other side)

The 2025 Annual Meeting of Stockholders of AEye, Inc. will be held on [●], 2025 at [●] Pacific Time.

Important notice regarding the Internet availability of proxy materials for the 2025 Annual Meeting of Stockholders. The material is available at: www.viewourmaterial.com/LIDR

If you have any questions, require assistance in voting your **WHITE** universal proxy card, or need additional copies of the Company's proxy materials, please contact our proxy solicitor:

SODALI &CO

Sodali & Co
509 Madison Avenue, 12th Floor
New York, NY 10022
Call toll-free [●]
or [●]
Email: LIDR@info.sodali.com

TO SUBMIT YOUR WHITE UNIVERSAL PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

AEYE, INC. | **WHITE UNIVERSAL PROXY CARD**

The Board of Directors of the Company recommends a vote "FOR" only the two Company Class I nominees Timothy J. Dunn and Sue E. Zeifman listed in Proposal 1 and "FOR" Proposals 2 and 3. If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" both of the Board-recommended Class I nominees Timothy J. Dunn and Sue E. Zeifman and "FOR" Proposals 2 and 3.

1. Election of Directors:

   To elect two (2) Class I directors, each to hold office until our Annual Meeting of Stockholders in 2028 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal. While you may mark instructions with respect to any or all of the nominees, you should mark a vote **"FOR"** only two nominees in total. **If you vote "FOR" more than two nominees, all of your votes on Proposal 1 will be invalid and will not be counted.**

   You are permitted to vote for fewer than two nominees. If you vote **"FOR"** fewer than two nominees, your shares will only be voted **"FOR"** the nominee you mark.

Company Class I Nominees:

The Board of Directors of the Company recommends you vote "FOR" only the following two Company Class I nominees:

	FOR	WITHHOLD
(1A) Timothy J. Dunn	❑	❑
(1B) Sue E. Zeifman	❑	❑

Dissident Group Nominees OPPOSED by the Company:

The Board of Directors of the Company recommends you vote "WITHHOLD" for the following two Dissident Group nominees:

	FOR	WITHHOLD
(1C) Pamela Bauer	❑	❑
(1D) Ransom P. Wuller	❑	❑

   ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

   ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Continued and to be signed on the reverse side